CONTRATO DE ARRENDAMIENTO (EL “CONTRATO”) QUE CELEBRAN, POR UNA PARTE FRACCIONADORA RESIDENCIAL HACIENDA AGUA CALIENTE, S. DE R.L. DE C.V., REPRESENTADA EN ESTE ACTO POR EL ING. CHRISTIAN ALEJANDRO CARRILLO FREGOSO (EN LO SUCESIVO REFERIDO COMO EL “ARRENDADOR”), Y BAJA FUR, S.A. DE C.V., REPRESENTADA EN ESTE ACTO POR OSWALDO ALBERTO DIAZ HERRERA (EN LO SUCESIVO REFERIDO COMO EL “ARRENDATARIO”), AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLAUSULAS:

D E C L A R A C I O N E S

I.
El ARRENDADOR declara:

a)
Ser una sociedad mercantil debidamente constituida conforme a las leyes de los Estados Unidos Mexicanos tal y como consta en la Escritura Publica No. 15,685, volumen 598 otorgada ante la fe del Notario Público No. 12, el Lic. Lamberto Morera Mezquita, en la Ciudad de Tijuana, Baja California, de fecha 04 de diciembre de 2007, cuyo primer testimonio de encuentra inscrito en el Registro Público de la Propiedad y del Comercio de Tijuana, Baja California, en fecha 15 de febrero del 2008 bajo el folio mercantil electrónico número 27538*2. La Compañía debidamente registrada se constituyó bajo el nombre de FRACCIONADORA RESIDENCIAL HACIENDA AGUA CALIENTE, S.A. DE C.V.
b)
Que de acuerdo con la Escritura Pública Número 113,468, volumen 5,982 de fecha 14 de junio de 2021, pasada ante la fe del Lic. Ricardo del Monte Núñez, Notario Público No. 08 en la ciudad de Tijuana, Baja California, México, inscrito en el Registro Público de Comercio bajo el Folio Mercantil Electrónico 27538 documento que acredita la protocolización de la asamblea general extraordinaria de accionistas mediante la cual la empresa FRACCIONADORA RESIDENCIAL HACIENDA AGUA CALIENTE, S.A. DE C.V se transforma en una Sociedad de Responsabilidad Limitada de Capital Variable para en lo sucesivo ser identificada como FRACCIONADORA

LEASE CONTRACT (THE “CONTRACT”) ENTERED INTO BY AND BETWEEN FRACCIONADORA RESIDENCIAL HACIENDA AGUA CALIENTE, S. DE R.L. DE C.V., REPRESENTED HEREIN BY ING. CHRISTIAN ALEJANDRO CARRILLO FREGOSO (HEREINAFTER REFERRED TO AS “LESSOR”), AND BAJA FUR, S.A. DE C.V. REPRESENTED HEREIN BY OWSALDO ALBERTO DIAZ HERRERA (HEREINAFTER REFERRED TO AS “LESSEE”), IN ACCORDANCE WITH THE FOLLOWING RECITALS AND CLAUSES:

R E C I T A L S

I.
LESSOR hereby states:

a)
It is a commercial entity duly incorporated in accordance with the laws of the United States of México, as stated in Public Deed No. 15,685, Volume 598, certified by the Notary Public No. 12, Lic. Lamberto Morera Mezquita, in the City of Tijuana, Baja California, dated December 4th, 2007, whose first testimony is registered in the Public Registry of Property and Commerce of Tijuana, Baja California, on February 15th, 2008, under the electronic commercial number 27538*2. The Company was duly registered under the name of FRACCIONADORA RESIDENCIAL HACIENDA AGUA CALIENTE, S.A. DE C.V.
b)
That according to the Public Deed Number 113,468, Volume 5,982 dated June 14th, 2021, certified before Lic. Ricardo del Monte Núñez, Notary Public No. 08 in the city of Tijuana, Baja California, Mexico, registered in the Public Registry of Commerce under the Electronic Mercantile Number 27538, document that certifies the notarization of the extraordinary general meeting of shareholders by which the company FRACCIONADORA RESIDENCIAL HACIENDA AGUA CALIENTE, S.A. DE C.V. becomes a Limited Liability Company of Variable Capital (Sociedad de Responsabilidad Limitada de Capital Variable) to be identified from then on as FRACCIONADORA RESIDENCIAL

RESIDENCIAL HACIENDA AGUA CALIENTE, S. DE R.L. DE C.V.
c)
Que su representante cuenta con la capacidad legal suficiente para comparecer al presente CONTRATO en su carácter de Vocal del Consejo de Gerentes, facultad que se le fueron conferidas de acuerdo con las Leyes Mexicanas según consta en la Escritura Pública que se señala en la declaración que antecede, las cuales declara que no han sido revocadas a la fecha.
d)
Que celebró un contrato privado de arrendamiento el 27 de septiembre de 2020 con el ING. PABLO RAFAEL CARRILLO BARRÓN (en lo sucesivo el “PROPIETARIO”) respecto de los lotes con clave catastral PP-402-044, PP-402-038 y una porción del PP-402-008, con una superficie de 8,422.83 metros cuadrados, todos ubicados dentro del Parque Industrial Pacífico IV Etapa, C.P. 22643, en Tijuana Baja California, en los cuales el ARRENDADOR con la autorización del PROPIETARIO, construyó un edificio industrial con recursos propios.
e)
Que de acuerdo con el contrato de arrendamiento privado señalado en el párrafo anterior, cuenta con la autorización expresa del PROPIETARIO para arrendar los lotes donde se construyó el edificio industrial al ARRENDATARIO de conformidad con los términos y condiciones aquí pactadas entre las PARTES.
f)
Que es su intención arrendar al ARRENDATARIO el edificio industrial, mismo que cuenta con una superficie aproximada rentable de edificio de 35,881.90 pies cuadrados del edificio industrial (el “EDIFICIO”) que fue construido sobre una superficie aproximada de terreno plano de 5,447.72 metros cuadrados (en lo sucesivo dicha superficie de terreno plano y superficie de edificio referidos como el “INMUEBLE ARRENDADO”), cuyo domicilio oficial es el ubicado en Calle Guerrero Negro 9965, colonia Parque Industrial Pacífico Cuarta Etapa, C.P. 22643, en Tijuana, Baja California, México. Lo anterior, de conformidad con los términos y condiciones señalados en el presente CONTRATO. Un documento describiendo el INMUEBLE ARRENDADO se adjunta al presente como Anexo “A”.

HACIENDA AGUA CALIENTE, S. DE R.L. DE C.V.
c)
That its representative has sufficient legal capacity to appear at this CONTRACT in his capacity as Vocal of the Board of Managers, faculty that was conferred upon him in accordance with Mexican Laws as stated in the Public Deed indicated in the preceding statement, which states that said faculty have not been revoked to this date.
d)
That it entered a private lease agreement on September 27, 2020 with ING. PABLO RAFAEL CARRILLO BARRÓN (hereinafter referred to as the “OWNER”) regarding the lots with cadastral numbers PP-402-004, PP-402-038, and a portion of PP-402-008, with a total surface of 8,422.83 square meters, same lots that are located in Parque Industrial Pacífico IV Etapa, zip code 22643, in Tijuana, Baja California, in which LESSOR, with the authorization of OWNER, constructed an industrial building using its own resources.
e)
That according to the private lease agreement mentioned in the previous paragraph, it has the authorization from the OWNER to lease to LESSEE the lots upon which the industrial building was built in accordance with the terms and conditions herein agreed upon by the PARTIES.
f)
That it is its intent to lease the LEASED PROPERTY to LESSEE, same that has an approximate rentable building area of 35,881.90 square feet of the industrial building (the “BUILDING”) that is constructed over a flat lot measuring approximately 5,447.72 square meters (hereinafter said flat lot and building area referred as the “LEASED PROPERTY”) with official address at Calle Guerrero Negro 9965, Colonia Parque Industrial Pacífico Cuarta Etapa, C.P. 22643, in Tijuana, Baja California, México. This, in accordance with the terms and conditions stated in the present CONTRACT. A document describing the LEASED PROPERTY is hereinto attached as Exhibit “A”.

g)
Que, para efectos de este CONTRATO, señala como domicilio aquel ubicado en Blvd. Acapulco No. 14700, Parque Industrial Pacífico, Tijuana, Baja California, Código Postal 22644.
h)
El domicilio oficial del INMUEBLE ARRENDADO es el ubicado en C. GUERRERO NEGRO 9965, COL. PARQUE INDUSTRIAL PACIFICO CUARTA ETAPA, TIJUANA, BAJA CALIFORNIA, MÉXICO, C.P. 22643.
i)
Que ha obtenido la autorización del PROPIETARIO para celebrar el presente CONTRATO y arrendar el INMUEBLE ARRENDADO al ARRENDATARIO de conformidad con los términos del presente, y como tal no requiere de ningún tipo de autorización adicional de terceras partes para ejecutar el presente CONTRATO y se adhiere a los términos y condiciones.
j)
El INMUEBLE ARRENDADO les corresponde una zonificación bajo el uso de suelo “INDUSTRIAL” (el “USO DE SUELO”) como establecido en la licencia de uso de suelo expedido por la autoridad municipal correspondiente, cuya copia se encuentra adjunta al presente como Anexo “B”.
k)
El edificio industrial en el cual se encuentra el INMUEBLE ARRENDADO fue construido de conformidad con las leyes, regulaciones y normatividad aplicable.
l)
El INMUEBLE ARRENDADO se encuentra libre de sustancias tóxicas y no se considera un sitio contaminado, un pasivo ambiental o sujeto de una emergencia ambiental, como tales términos se definen en la ley ambiental aplicable y sus regulaciones
m)
Que es su intención arrendar el INMUEBLE ARRENDADO al ARRENDATARIO, de conformidad con los términos y condiciones establecidos en el presente CONTRATO.

g)
That for the effects of the present CONTRACT, his address is the one located at Blvd. Acapulco No. 14700, Parque Industrial Pacífico, Tijuana, Baja California, zip code 22644.
h)
The official domicile of the LEASED PROPERTY is C. GUERRERO NEGRO 9965, COL. PARQUE INDUSTRIAL PACIFICO CUARTA ETAPA, TIJUANA, BAJA CALIFORNIA, MÉXICO, C.P. 22643.
i)
It has obtained authorization from the OWNER to enter into this CONTRACT and lease the LEASED PROPERTY to LESSEE pursuant to the terms hereof, and as such it does not require any type of additional or previous authorization from third parties to execute this CONTRACT and abide by its terms and conditions.
j)
The LEASED PROPERTY is zoned under a use of land as “INDUSTRIAL” (the “USE OF LAND”) as evidenced through the use of land permit issued by the corresponding municipal government, which copy is attached hereto as Exhibit “B”.
k)
The industrial building in which the LEASED PROPERTY is located was constructed in accordance with all applicable laws, regulations and legal provisions.
l)
The LEASED PROPERTY is free of hazardous substances and is not deemed as a contaminated site, an environmental liability or is subject to an environmental emergency, as such terms are defined in the applicable environmental laws and regulations.
m)
That it is its intent to lease the LEASED PROPERTY to LESSEE, in accordance with the terms and conditions stated in the present CONTRACT.

II.
El ARRENDATARIO declara:

a)
Que es una sociedad debidamente constituida bajo las leyes de los Estados Unidos Mexicanos de acuerdo a la Escritura Pública No. 20,510, Volumen 490, de fecha 27 de mayo de 1989, pasada ante la fe del Lic. Salvador Lemus Calderón, Notario Público No. 08 de la Ciudad de Tijuana, Estado de Baja California, e inscrita en el Registro Público de la Propiedad y de Comercio en Tijuana, Baja California, bajo partida número 21762, de fecha 31 de octubre de 1989. La empresa se encuentra bajo la denominación BAJA FUR, S.A. DE C.V.
b)
Que de acuerdo con la Escritura Pública No. 33,986, Volumen 472 de fecha 31 de enero de 2020, pasada ante la fe del Lic. Luis Durazo Rodríguez, Notario Público No. 01 de la Ciudad de Playas de Rosarito, Baja California, e inscrita en el Registro Público de la Propiedad y de Comercio en Tijuana, Baja California, bajo Folio Mercantil Electrónico número 8544, de fecha 13 de marzo de 2020, está debidamente representada en este acto por el SR. OSWALDO ALBERTO DIAZ HERRERA, quien posee poder bastante y suficiente para celebrar el presente CONTRATO.
c)
Que conoce perfectamente el INMUEBLE ARRENDADO, tanto material, como jurídicamente, ya que lo ha revisado personalmente, con el apoyo y asesoría de los profesionales que al respecto consideró pertinentes para tal efecto.
d)
Que es voluntad de su representada celebrar el presente CONTRATO, bajo los términos y condiciones aquí pactados, a fin de tomar en arrendamiento el INMUEBLE ARRENDADO, manifestando expresamente que cuenta con los recursos económicos suficientes y necesarios para obligarse en los términos aquí previstos, mismos que a través del GARANTE establecido en la Garantía Absoluta de Arrendamiento conforme el Anexo “E” del presente CONTRATO garantiza, por lo cual en todo momento contará con la capacidad económica suficiente para el cumplimiento de sus obligaciones en el presente CONTRATO.

II.
LESSEE, hereby states:

a)
That it is a company duly authorized and existing under the laws of the United States of Mexico, according to Public Instrument No. 20,510 Volume No. 490, dated May 27th,1989, certified before attorney Mr. Salvador Lemus Calderón, Notary Public No. 08 of the City of Tijuana, Baja California and registered in the Public Registry of the City of Tijuana, Baja California under registration number 21762 dated October 31st, 1989. The company is under the name of BAJA FUR, S.A. DE C.V.
b)
According to the Public Instrument No. 33,986, Volume No. 472, dated January 31st, 2020, certified before Attorney Mr. Luis Durazo Rodríguez, Public Notary No. 01 of the City of Playas de Rosarito, Baja California, and Registered in the Public Registry of the City of Tijuana, Baja California under electronic mercantile folio number 8544, dated March 13th, 2020, it is duly represented in this act by Mr. OSWALDO ALBERTO DIAZ HERRERA, who possesses adequate and sufficient authority to enter into the present CONTRACT.
c)
That it knows the LEASED PROPERTY, both materially and legally, since he has personally reviewed it, with the support and advice of the professionals it considered relevant for this purpose.
d)
That it is the will of its principal to enter into this CONTRACT, under the terms and conditions agreed here, in order to take as lease the LEASED PROPERTY, expressly stating that it has the sufficient and necessary financial resources to be bound to the terms provided herein, which through the GUARANTOR established in the Absolute Lease Guaranty according to the Exhibit “E” of the present CONTRACT guarantees, thus at all times will have sufficient economic capacity for its obligations compliance in the present CONTRACT.

e)
Que con relación a lo señalado por la Ley Federal para la Prevención e Identificación de Operaciones con Recursos de Procedencia Ilícita y su regulación secundaria, los recursos mediante los cuales cumplirá con sus obligaciones pecuniarias contenidas en el presente CONTRATO son de procedencia lícita.
f)
Que en sus actividades jamás ha incurrido en la comisión de delito alguno, incluyendo los que establece la Ley Nacional de Extinción de Dominio.
g)
Que durante la vigencia de este CONTRATO y mientras se encuentre en posesión del INMUEBLE ARRENDADO, tomará todas las medidas razonables para evitar que cualquier persona a la que permita el ingreso al INMUEBLE ARRENDADO, realice cualquier clase de hechos ilícitos que involucren al INMUEBLE ARRENDADO, particularmente aquellos a los que se refieren la Ley Nacional de Extinción de Dominio.
h)
La suscripción, celebración y cumplimiento por parte del ARRENDATARIO del presente CONTRATO, están comprendidos dentro de su objeto social, han sido debidamente autorizados mediante todos los actos corporativos que fueren necesarios y no contravienen sus estatutos sociales vigentes, ni ley o disposición reglamentaria o contractual alguna que le obligue o afecte.

III.
El ARRENDADOR y el ARRENDATARIO (las “PARTES”) declaran que:

a)
Que se reconocen mutuamente la personalidad con la que comparecen a celebrar el presente CONTRATO, y que, en la celebración de este, no ha mediado dolo, mala fe, ni cualquier vicio de la voluntad que pudiera invalidar o anular el presente CONTRATO o su clausulado.
b)
Que por virtud del contenido de las declaraciones que anteceden, es voluntad de las PARTES celebrar el presente CONTRATO.

e)
That in regard to what is indicated by the Federal Law for the Prevention and Identification of Operations with Resources of Illegal Origin and its secondary regulation, the resources through which it will fulfill its pecuniary obligations contained in this CONTRACT is of lawful provenance.
f)
That in its activities it has never incurred the commission of any crime, including those established by the National Domain Extinction Law.
g)
That during the term of this CONTRACT and while it is in possession of the LEASED PROPERTY, it will take all reasonable measures to prevent any person who allows entry to the LEASED PROPERTY from doing any kind of illegal acts that involve the LEASED PROPERTY, particularly those referred to in the National Domain Extinction Law.
h)
LESSEE’s execution, delivery and performance hereof are included within its corporate purpose, and have been duly authorized by means of all necessary corporate acts and are not contrary to its by-laws currently in force nor any regulatory or contractual provision binding or affecting it.

III.
LESSOR and LESSEE (the “PARTIES”) state that:

a)
They recognize in each other the authority with which they appear to execute the present CONTRACT, and that in the celebration thereof, there has been no ill intent, bad faith, or any vice of will that could invalidate or cancel this CONTRACT or its clauses.
b)
That by virtue of the content of the foregoing recitals, it is the will of the PARTIES to enter into this CONTRACT.

En vista de lo anteriormente expuesto, las PARTES acuerdan obligarse conforme a las siguientes clausulas:

C L A Ú S U L A S

PRIMERA. - ARRENDAMIENTO

1.1
En los términos del presente CONTRATO, el ARRENDADOR otorga en arrendamiento al ARRENDATARIO, quien a su vez acepta tomar en arrendamiento del ARRENDADOR el INMUEBLE ARRENDADO por la vigencia del arrendamiento referido en este CONTRATO y de conformidad con los términos y condiciones previstos en el presente, en el entendido de que el ARRENDADOR entregará al ARRENDATARIO el uso y posesión del INMUEBLE ARRENDADO conforme a las fechas que se señalan en la Cláusula QUINTA siguiente.
1.2
Las PARTES acuerdan que de conformidad con las leyes aplicables, el presente CONTRATO subsistirá a cualquier transmisión de propiedad del INMUEBLE ARRENDADO, cesión del CONTRATO por parte del ARRENDADOR o a cualquier imposición de gravamen o hipoteca del ARRENDADOR sobre el INMUEBLE ARRENDADO.

SEGUNDA. - PROPIEDAD DEL INMUEBLE ARRENDADO

2.1
El ARRENDADOR manifiesta que el PROPIETARIO es dueño de los lotes que forman parte del INMUEBLE ARRENDADO, y que el ARRENDADOR es el propietario del edificio industrial que forman parte del mismo, y que en virtud de que tiene autorización del PROPIETARIO para arrendar al ARRENDATARIO los lotes que forman parte del INMUEBLE ARRENDADO, así como del hecho que el ARRENDADOR es el propietario del edificio industrial, el ARRENDADOR garantiza al ARRENDATARIO que podrá gozar y usar en forma pacífica el INMUEBLE ARRENDADO conforme a los términos del presente CONTRATO.

Based on the foregoing, the PARTIES hereto agree to the following clauses:

C L A U S E S

FIRST. - LEASE

1.1
Under the terms of this CONTRACT, LESSOR hereby leases to LESSEE, who in turn agrees to lease from LESSOR, the LEASED PROPERTY for the lease term provided in the present CONTRACT and in accordance with the terms and conditions provided herein, provided LESSOR shall grant to LESSEE the use and possession of the LEASED PROPERTY pursuant the dates established in Clause FIFTH herein.
1.2
The PARTIES agree that as provided by the applicable laws, this CONTRACT shall survive any ownership conveyance with respect to the LEASED PROPERTY, assignment of CONTRACT by LESSOR or the granting of any lien or mortgage by LESSOR over the LEASED PROPERTY.

SECOND. - OWNERSHIP OF THE LEASED PROPERTY

2.1
LESSOR states that the OWNER is the legal owner of the lots forming part of the LEASED PROPERTY, and that LESSOR is the owner of the industrial building forming part of same, and that since it has the authorization from the RENTER to lease the lots forming part of the LEASED PROPERTY to LESSEE, as well as the fact that LESSOR is the owner of the industrial building, LESSOR hereby warrants to LESSEE that it may enjoy and use the LEASED PROPERTY peacefully in accordance with the terms of this CONTRACT.

TERCERA. – PERMISOS, LICENCIAS Y AUTORIZACIONES.

III.1
El ARRENDADOR garantiza que el INMUEBLE ARRENDADO está ubicado en una zona autorizada para uso industrial tal y como se acredita con el permiso de uso de suelo Anexo “B”, el cual no podrá modificarse por el ARRENDATARIO por ningún motivo.
III.2
El ARRENDADOR deberá tramitar y obtener bajo su propio costo y gasto, todos los permisos, licencias y autorizaciones requeridas por la normatividad de construcción, uso y ocupación del EDIFICIO y el INMUEBLE ARRENDADO, así como también entregará al ARRENDADOR copias completas de los permisos, licencias y autorizaciones que el ARRENDATARIO requiera para obtener todos los permisos, licencias y autorizaciones para la operación en el INMUEBLE ARRENDADO, en el entendido que el ARRENDATARIO será responsable por la obtención de todos los permisos, licencias y autorizaciones para las operaciones en el INMUEBLE ARRENDADO.
III.2.1
En virtud de lo anterior, el ARRENDADOR deberá obtener y entregará al ARRENDATARIO todos los permisos parciales, licencias y autorizaciones aplicables para que el ARRENDATARIO sea capaz de tramitar todos los permisos, licencias que requiera para su operación.

CUARTA. - USO DEL INMUEBLE ARRENDADO

4.1
Los usos que el ARRENDATARIO haga del INMUEBLE ARRENDADO deberán ser para industria ligera no contaminante, incluyendo mas no limitado a manufactura, oficina general, almacén y bodega, servicios, ventas, demostración de productos, entrenamiento de empleados y clientes, estacionamiento de vehículos y cualquier otro uso incidental relacionado con la manufactura, almacenamiento, distribución y servicio de oficina, y para ningún otro uso si no cuenta con la autorización por escrito del ARRENDADOR, quien a su absoluta discreción podrá otorgarla o no.
4.2
Durante el tiempo que el ARRENDATARIO ocupe el INMUEBLE ARRENDADO, el ARRENDATARIO será responsable, a su

THIRD. – PERMITS, LICENSES AND AUTHORIZATIONS.

III.1
LESSOR guarantees that the LEASED PROPERTY is located in a zone authorized for industrial use as evidenced in the land use permit. Exhibit “B”, which may not be modified by LESSEE for any reason.
III.2
LESSOR shall at its own cost and expense apply for and obtain all permits, licenses and approvals required for the lawful construction, use and occupation of the BUILDING and LEASED PROPERTY and deliver to LESSOR complete copies of the permits, licenses and approvals that LESSEE may require for the obtaining of all the permits, licenses and approvals for the operation in the LEASED PROPERTY, in the understanding that LESSEE shall be responsible for the obtaining of all the permits, licenses and approvals for its operation in the LEASED PROPERTY.
III.2.1
Based in the foregoing LESSOR shall obtain and deliver LESSEE all such partial permits, licenses and approvals applicable in order for LESSEE being able to process all required permits, licenses for its operation.

FOURTH. - USE OF THE LEASED PROPERTY

4.1
The uses that LESSEE may make of the LEASED PROPERTY shall be for non-contaminating light industrial activities, including but not limited to manufacturing, general office, warehouse, storehouse, services, sales, product demonstration, employee and customer training, vehicle parking, and any other incidental use related to manufacturing, distribution, storage and office services, and for no other use without the written authorization from LESSOR, which may be granted or not by LESSOR in its sole discretion.
4.2
During the time LESSEE occupies the LEASED PROPERTY, LESSEE shall be liable, at its own cost and expense, for obtaining and maintaining in full force and effect all the permits, licenses, authorizations and concessions necessary for its operation; also all those related to announcements and signs propio costo y gasto, de obtener y mantener en vigencia y efecto, todos los permisos, licencias, autorizaciones y concesiones, necesarios para su operación; así como todos aquellos relativos a los anuncios y señalamientos de conformidad a la normatividad aplicable, debiendo acreditarlo anualmente al ARRENDADOR o según la fecha de caducidad de cada permiso, licencia, autorización o concesión en conformidad a su vigencia o a la Legislación aplicable, mediante la entrega a este último, de copia de cada uno de dichos documentos, precisamente dentro de los 10 (Diez) días siguientes a la solicitud de dichos documentos al ARRENDATARIO por el ARRENDADOR, incluyendo de manera enunciativa, mas no limitativa, licencia de uso de suelo o licencia de funcionamiento, permiso de bomberos y de protección civil. El ARRENDATARIO deberá proporcionar copia de dichos permisos y actualizaciones al ARRENDADOR cuando este los solicite.
4.3
En adición a lo anterior, para efectos de mantener el INMUEBLE ARRENDADO libre de riesgo de incendio, el ARRENDATARIO acuerda (i) mantener su equipo, materiales, operaciones, etc. En buen estado de funcionalidad y orden, en condiciones de limpieza y en pleno cumplimiento con cualesquiera lineamiento local, estatal o federal de la autoridad correspondiente y de las leyes aplicables, incluyendo sin limitar la NOM-002-STPS-2010.
4.4
Durante el término del presente CONTRATO, el ARRENDATARIO no realizará ni permitirá a persona alguna realizar ningún acto en el INMUEBLE ARRENDADO que vaya en contra de las leyes, estatutos, ordenamientos, restricciones o reglamentos de Gobierno.

QUINTA. - TÉRMINO DEL ARRENDAMIENTO

5.1
El arrendamiento del INMUEBLE ARRENDADO comenzará a partir de la fecha de firma del presente CONTRATO, pero la posesión del mismo será entregada por el ARRENDADOR al ARRENDATARIO el 15 de agosto de 2022 (en lo sucesivo la “Fecha de Inicio”), siempre y cuando el ARRENDATARIO haya cumplido previamente con todas las garantías establecidas en la cláusula 16 del presente CONTRATO, y finalizará el 14 de agosto de 2029 (la fecha in accordance with the applicable regulations, and must prove it annually to the LESSOR, or per the expiration date on each permit, license, authorization or concession according to its validity or to the applicable Legislation, by delivering to the latter, a copy of each of said documents, precisely within the next 10 (Ten) days from LESSOR’s request of said documents to LESSEE, including, but not limited to, license of use or license for operation, fire department permit and civil protection permit. The LESSEE must provide a copy of said permits and their renewals to the LESSOR when the latter requests them.
4.3
Furthermore, in order to keep the LEASED PROPERTY free from fire risk, LESSEE agrees (i) to maintain its equipment, materials, operations, etc. in good working order, clean conditions and in full compliance with all local, state or federal fire prevention guidelines from the corresponding authority, applicable laws, including without limitation NOM-002-STPS-2010.
4.4
During the term of the present CONTRACT, LESSEE shall not perform, nor allow any person under its control to perform, any act in the LEASED PROPERTY that is contrary to the laws, statutes, ordinances, restrictions or regulations of the government.

FIFTH. - TERM OF THE LEASE

5.1
The lease of the LEASED PROPERTY will start as of the date of signature of this CONTRACT, but possession of same will be delivered by LESSOR to LESSEE on August 15th, 2022 (hereinafter the “Commencement Date”), only if the LESSEE has previously complied with all of the guaranties stated in clause 16 in the present agreement, and will end on August 14th, 2029 (the date between August 15th, 2022 and August 14th, 2029 is herein defined as the “TERM OF THE LEASE”).
5.2
On August 15th, 2022 (the “Substantial Delivery Date”) the PARTIES will issue a delivery-reception certificate of the LEASED PROPERTY with the completion of the improvements described in Exhibit “C” (except for Justified Delays), in the entre el 15 de agosto de 2022 y el 14 de agosto de 2029 se define en el presente como el “TÉRMINO DEL ARRENDAMIENTO”).
5.2
Las PARTES acuerdan que el día 15 de agosto de 2022 (la “Fecha de Entrega Sustancial”) harán entrega del INMUEBLE ARRENDADO con los trabajos descritos en el Anexo “C” (salvo por Retrasos Justificados), en el entendido que se entregará un Certificado de Entrega-Recepción para confirmar la entrega final del INMUEBLE ARRENDADO por el ARRENDATARIO, dicho certificado se anexa al presente CONTRATO como Anexo “D”. Previo a la Fecha de Entrega Substancial, las PARTES deberán programar una fecha razonable y aceptable para ambas PARTES en la que se reúnan para inspeccionar el INMUEBLE ARRENDADO y suscribir el Certificado de Entrega-Recepción a través de sus representantes. El primer pago de renta será el 15 de agosto de 2022.
5.2.1
Para efectos de presente CONTRATO, “Retrasos Justificados” deberá entenderse como la prórroga de cualquier periodo de tiempo referido en el presente CONTRATO debido a retrasos en la contratación de servicios públicos por el ARRENDATARIO, caso fortuito (incluyendo lluvias, nevadas, granizo, tormentas eléctricas, condiciones congelantes, niebla densa, terremotos, inundaciones y cualquier otra condición de naturaleza similar) y/o eventos de Fuerza Mayor, incluyendo pero son limitarse a huelgas, plantones, pandemias, falta de mano de obra o disputas, retraso derivado de acciones de la otra parte, impedimentos o retrasos derivados de normas gubernamentales nuevas o inesperadas, retrasos derivados directamente de acciones de autoridades gubernamentales, falta de energía o cualquier falta de disponibilidad de servicios públicos inesperada, disturbios, insurrecciones, guerra o cualquier otro evento de naturaleza similar que no sean causados por culpa de cualquiera de una de las PARTES o que no estén dentro del control razonable de la misma (conjuntamente “Fuerza Mayor”).

SEXTA. - RENTA, TÉRMINOS Y CONDICIONES DE PAGO

6.1
Durante el TÉRMINO DE ARRENDAMIENTO a partir de 15 de agosto de 2022 al 14 de understanding that a Delivery-Reception Certificate will be issued to confirm the delivery of the improvements in the LEASED PROPERTY by LESSEE said certificate is attached to the present agreement as Exhibit “D”. Prior to the Substantial Delivery Date, the PARTIES shall schedule a reasonable and mutually acceptable date on which the PARTIES shall meet to inspect the LEASED PROPERTY. First lease payment will be on August 15th, 2022.
5.2.1
For purposes of this CONTRACT, “Justified Delays” shall be understood as extensions of any periods of time referred to in this Agreement due to delays by LESSEE in contracting utilities, Acts of God (including rains, snowfall, hail, thunder storms, freezing conditions, dense fog, earthquakes, floods and other conditions of similar nature) and/or events of force majeure, which include but are not limited to strikes, lockouts, pandemics, labor shortage or disputes, delay caused by the other party’s actions, impediments or delays caused by new or unexpected governmental regulations, delays caused by governmental authorities’ actions, failure of power or unexpected unavailability of utilities, riots, insurrection, war, or other events of alike nature not caused by the fault of one Party or not within its reasonable control (collectively “Force Majeure”).

SIXTH. - RENT, TERMS AND CONDITIONS OF PAYMENT

6.1 During the TERM OF LEASE, commencing August 15th, 2022 and through August 14th, 2029. LESSEE agrees to pay and LESSOR agrees to accept as the total price of the monthly rent for 35,881.90 square feet of the LEASED PROPERTY the amount of US$24,399.69 Dollars (Twenty-Four Thousand Three Hundred and Ninety-Nine Dollars 69/100 Currency of the United States of America) per month, which is equivalent to US$0.68 Dollars (Zero Point agosto de 2029, el ARRENDATARIO conviene y acepta pagar y el ARRENDADOR conviene y acepta como precio total de la renta mensual correspondiente a 35,881.90 pies cuadrados del INMUEBLE ARRENDADO, la cantidad de US$24,399.69 Dólares (Veinticuatro Mil Trescientos Noventa y Nueve Dólares 69/100 Moneda de los Estados Unidos de América) por mes, lo que equivale a US$0.68 Dólares (Cero Punto Sesenta y Ocho Dólares 68/100 Moneda de los Estados Unidos de América) por pie cuadrado al mes (la “Renta”). En caso de que el ARRENDADOR no cumpla con la entrega de la Terminación Sustancial al ARRENDATARIO en o antes de la Fecha de Entrega Sustancial, o el INMUEBLE ARRENDADO no cumple con las especificaciones requeridas para la Terminación Sustancial señaladas en el Anexo “C”, entonces el ARRENDATARIO a su discreción, tendrá el derecho de negarse a aceptar la entrega del INMUEBLE ARRENDADO y notificar por escrito al ARRENDADOR señalando el número de días en los que ambas PARTES, acuerden extender la Fecha de Terminación Sustancial y listando los incumplimientos que el ARRENDADOR tendrá que subsanar para que el INMUEBLE ARRENDADO cumpla con la Terminación Sustancial y el comienzo de Renta a que se hace referencia en el presente párrafo será prorrogado en el mismo número de días que le tome al ARRENDADOR subsanar sus incumplimientos.
6.2
A partir del inicio del arrendamiento y anualmente durante la vigencia del TÉRMINO DEL ARRENDAMIENTO, la renta se incrementará anualmente en un porcentaje igual al señalado en el Índice de Precios para el Consumidor (CPI por sus siglas en inglés) de los Estados Unidos de América por el periodo de los 12 (Doce) meses previos, con un mínimo del 3% (Tres por ciento) sin necesidad de cualquier otro aviso o comunicación entre el ARRENDADOR y el ARRENDATARIO.
6.3
En caso de que los pagos derivados del presente CONTRATO sean realizados por medio de transferencia bancaria internacional, el ARRENDATARIO será responsable de pagar los costos de las comisiones adicionales y en ningún caso, el ARRENDADOR aceptará que la factura emitida sea liquidada con un valor distinto al pactado en el presente CONTRATO.

Sixty-Eight Dollars 68/100 Currency of the United States of America) per square foot per month (the “Rent”). In the event that LESSOR fails to deliver Substantial Completion to LESSEE on or before the Substantial Completion Date, or should the LEASED PROPERTY not meet the specifications required for the Substantial Completion established in Exhibit “C”, then LESSEE, at its sole discretion, shall have the right to refuse accepting delivery of the LEASED PROPERTY and provide written notice to LESSOR addressing the number of days on which both PARTIES, agree to extend the Substantial Completion Date and listing the defaults LESSOR shall have to cure in order to have the LEASED PROPERTY fully comply with the Substantial Completion and the Rent commencement date referred to in this paragraph will be extended in the same number of days it takes to LESSOR to cure its defaults.

6.2
As of the lease commencement and annually thereafter during the duration of the TERM OF LEASE the Rent shall be annually increased by the most recently published annual percentage change in the Consumer Price Index (CPI) of the United States of America for the corresponding previous 12 (Twelve) month period, with a minimum of 3% (Three percent), without the need of any further notice or communication between LESSOR and LESSEE.
6.3
In the event that the payments derived of the present agreement shall be made through an international bank transfer, the LESSEE will be responsible for paying the additional cost of fees and in any case, the LESSOR will accept that the issued invoice be paid with a different value than the agreed in the present agreement.

6.4
Los pagos mensuales de Renta arriba mencionados deberán ser efectuados por el ARRENDATARIO en dólares moneda de curso legal de los Estados Unidos de América. Todos los pagos deberán ser realizados por adelantado durante los primeros 05 (Cinco) días hábiles de cada mes, durante el término convenido mediante transferencia bancaria a la siguiente cuenta bancaria del ARRENDADOR:
6.5
El ARRENDATARIO pagará el Impuesto al Valor Agregado o el impuesto que llegara sustituirle que corresponda al pago mensual de la Renta y el ARRENDADOR deberá emitir el comprobante fiscalmente requerido que señale la ley aplicable. El ARRENDADOR acuerda y se obliga a proporcionar al ARRENDATARIO, respecto de cualquier pago hecho por el ARRENDATARIO en favor del ARRENDADOR, excepto por el Depósito de Seguridad, de conformidad con los términos de la Cláusula 16.1 del presente; el comprobante fiscal correspondiente, mismo que deberá cumplir con los requisitos establecidos en el Código Fiscal de la Federación de México, así como sus reglas y demás normatividades aplicables a la fecha en el que el pago fue efectuado.
6.6
En caso de que el ARRENDATARIO no realice el pago de la Renta dentro del término de 05 (Cinco) días hábiles señalada en el párrafo 6.1 anterior, deberá pagar al ARRENDADOR por concepto de interés moratorio del 5% (Cinco por ciento) mensual por cada mes o fracción de retraso.
6.7
El ARRENDATARIO reconoce y acepta que bajo ninguna circunstancia y que por ningún motivo deducirá, compensará ni retendrá las Rentas pagaderas al ARRENDADOR, incluso en el caso de que el ARRENDADOR incumpla con sus obligaciones bajo el presente CONTRATO.
6.8
Las PARTES acuerdan que en caso de que la fecha en que el ARRENDATARIO deba comenzar a pagar la Renta no sea el primer día del mes, el monto del primer pago mensual de Renta será equivalente al monto prorrateado de la Renta en proporción a los días que el ARRENDATARIO ocupó el INMUEBLE ARRENDADO. Asimismo, las PARTES acuerdan que en caso de que el último día del TÉRMINO DEL ARRENDAMIENTO o Prórroga no sea el último día del mes, el monto del último pago mensual de Renta será equivalente al monto prorrateado de la Renta

6.4
The above-mentioned monthly rent payments must be effected by LESSEE in dollars, currency of the United States of America. All payments must be effected in advance during the first 05 (Five) business days of each month, during the agreed upon term, through wire transfer to the following bank account of LESSOR:
6.5
LESSEE shall pay the Value Added Tax pertaining to the monthly rental payment or any other tax that substitutes the latter and LESSOR must issue the fiscally required receipt approved by applicable law. LESSOR agrees and obligates to provide LESSEE, regarding any payment made by LESSEE in favor of LESSOR, except for the Security Deposit, in accordance with the terms of Clause 16.1 hereof; the corresponding tax receipt, same which shall comply with the requirements set forth in the Mexican tax laws and rules applicable on the date in which the corresponding payment is made.
6.6
In the event that LESSEE fails to make payment of the rent within the period of 05 (Five) natural days indicated in above paragraph 6.1, same must pay LESSOR for such delay an additional 5% (Five percent) equal to the monthly or fraction of the rent payment then due.
6.7
LESSEE expressly agrees that under no circumstance will neither deduct, offset, nor retain any amount from the Rent payable to LESSOR for any reason whatsoever, including in cases where LESSOR fails to perform its obligations hereunder.
6.8
The PARTIES agree that in the event that the date on which LESSEE is required to start paying Rent is not the first day of the month, the amount of the first monthly payment of Rent will be equivalent to the prorated amount of the Rent in proportion to the days that LESSEE occupied the LEASED PROPERTY. Furthermore, the PARTIES agree that in the event the last day of the TERM OF THE LEASE or Renewal is not the last day of the month, the amount of the last monthly payment of Rent will be equivalent to the prorated amount of the Rent in proportion to the days that LESSEE occupied the LEASED PROPERTY.

en proporción a los días que el ARRENDATARIO ocupó el INMUEBLE ARRENDADO.

Pago de Renta (Cláusula 6):

BENEFICIARIO: BANCO REGIONAL S. A., IBM FID. 851-02301 CUENTA RECEPTORA DE ARRENDAMIENTOS EN DÓLARES.

BANCO: BANCO REGIONAL DE MONTERREY S. A.

MONEDA: DÓLAR, moneda de curso legal de los Estados Unidos de América.

CUENTA: 851969930013

CLABE INTERBANCARIA: 058580000011220134

SWIFT CODE: RGIOMXMT

Cuota de mantenimiento, del Parque (Cláusula 10), Seguro del inmueble (Cláusula 11):

BENEFICIARIO: FRACCIONADORA RESIDENCIAL HACIENDA AGUA CALIENTE S. DE R. L. DE C. V.

BANCO: BANCO NACIONAL DE MEXICO S.A.

Moneda: DÓLAR, moneda de curso legal de los Estados Unidos de América.

CUENTA: 9011579

SUCURSAL: 4418

CLABE INTERBANCARIA: 002028441890115799

SWIFT CODE: BNMXMXMM

Pago de Predial y KVA’s (Cláusula 7):

MONEDA: PESO, moneda nacional de Estados Unidos Mexicanos.

BENEFICIARIO: FRACCIONADORA RESIDENCIAL HACIENDA AGUA CALIENTE S. DE R. L. DE C. V.

BANCO: BANCO NACIONAL DE MEXICO S.A.

Payment of Rent (Clause 6):

BENEFICIARY: BANCO REGIONAL S. A., IBM FID. 851-02301 CUENTA RECEPTORA DE ARRENDAMIENTOS EN DÓLARES.

BANK: BANCO REGIONAL DE MONTERREY S. A.

CURRENCY: DOLLAR, currency of the United States of America.

ACCOUNT: 851969930013

CLABE: 058580000011220134

SWIFT CODE: RGIOMXMT

Maintenance Fee, of the Park (Clause 10), Property Insurance (Clause 11):

BENEFICIARY: FRACCIONADORA RESIDENCIAL HACIENDA AGUA CALIENTE S. DE R. L. DE C. V.

BANK: BANCO NACIONAL DE MEXICO S.A.

CURRENCY: DOLLAR, currency of the United States of America.

ACCOUNT: 9011579

BANK BRANCH: 4418

CLABE: 002028441890115799

SWIFT CODE: BNMXMXMM

Payment of Predial and KVA's (Clause 7):

CURRENCY: PESO, currency of United Mexican States.

BENEFICIARY: FRACCIONADORA RESIDENCIAL HACIENDA AGUA CALIENTE S. DE R. L. DE C. V.

BANK: BANCO NACIONAL DE MEXICO S.A.

CUENTA: 29998

SUCURSAL: 4418

CLABE INTERBANCARIA: 002028441800299980

SWIFT CODE: BNMXMXMM

6.4.1El ARRENDADOR podrá modificar la cuenta bancaria señalada en el párrafo anterior, sin perjuicio alguno para las PARTES durante el TÉRMINO DEL ARRENDAMIENTO, previa notificación del ARRENDADOR al ARRENDATARIO con al menos 05 (Cinco) días de anticipación a la fecha de facturación próxima. En virtud de dicha modificación, el ARRENDATARIO se obliga a realizar todos los pagos subsecuentes a partir de dicha notificación a la nueva cuenta estipulada.

SÉPTIMA. - IMPUESTOS Y SERVICIOS

7.1
El ARRENDADOR expresa que la infraestructura para los servicios de electricidad, teléfono, agua y alcantarillado estarán disponibles en el INMUEBLE ARRENDADO; en el entendido de que, a partir del Inicio del Arrendamiento el ARRENDATARIO será el único responsable del pago y de cubrir en su totalidad las tarifas de contratación, conexión y consumo de todos los servicios públicos de todo tipo y naturaleza solicitados por el mismo y disponibles para ser utilizados en el INMUEBLE ARRENDADO por lo que deberá pagar o hacer que se paguen, a su vencimiento, todas las facturas directamente al proveedor correspondiente. Por lo tanto, el ARRENDATARIO se obliga a entregar semestralmente al ARRENDADOR, precisamente dentro de los primeros 10 (Diez) días de cada periodo de 06 (Seis) meses, copia del recibo y del comprobante de pago, de cada uno de los servicios que tenga contratados en el INMUEBLE ARRENDADO. El ARRENDADOR es responsable de que el INMUEBLE ARRENDADO cuente, a partir de la Fecha de Inicio y durante el TÉRMINO DEL ARRENDAMIENTO, con el pago de los derechos de agua y drenaje. El ARRENDATARIO pagará todos los costos y gastos relacionados con cualquier servicio requerido en el INMUEBLE ARRENDADO, incluidos, entre otros, depósitos, tarifas de contribución, costos, gastos, contribuciones

ACCOUNT: 29998

BANK BRANCH: 4418

CLABE: 002028441800299980

SWIFT CODE: BNMXMXMM

6.4.1The LESSOR may modify the bank account mentioned in the previous paragraph, without any prejudice to the PARTIES during the TERM OF THE LEASE, previous notice of the LESSEE by the LESSOR with at least 05 (Five) days in advance to the next invoice date. In virtue of said modification, the LESSEE is obligated to make all subsequent payments beginning from said notification to the new established bank account.

SEVENTH. – TAXES AND UTILITIES

7.1
LESSOR states that the infrastructure for electricity, telephone, water and sewer utilities is available at the LEASED PROPERTY; in the understanding that, as of Commencement Date, LESSEE shall be solely liable for the payment and for covering in full the contracting, connection and consumption fees of all utilities of every type and nature required by LESSEE and available to be used in the LEASED PROPERTY and shall pay or cause to be paid, when due, all bills therefore directly to the appropriate provider. Therefore, the LESSEE agrees to deliver on a six-monthly basis to the LESSOR, or per LESSOR’s request precisely within the first 10 (Ten) days of the request; a copy of the receipt and proof of payment, of each of the services that LESSEE has contracted in the LEASED PROPERTY. LESSOR is responsible for the LEASED PROPERTY to have, as of the Commencement Date and during TERM OF THE LEASE, the water and sewage rights payment. LESSEE shall pay all costs and expenses related to any required utility to be used in the LEASED PROPERTY, including without limiting, deposits, contribution fees, costs, expenses, substation contribution and transformation fees, transmission fees, and connection fees with respect to the supply of utilities at the LEASED PROPERTY and any and all of the charges related to those services.
7.1.1
The LEASED PROPERTY has a capacity of 0.37 liters per second; this capacity is for administrative use, office area, and de subestación y tarifas de transformación, tarifas de transmisión y tarifas de conexión con respecto al suministro de los servicios en el INMUEBLE ARRENDADO y todos los cargos que se generen por estos servicios.
7.1.1
El INMUEBLE ARRENDADO cuenta con una capacidad de 0.37 litros por segundo, esta capacidad es para uso administrativo, área de oficinas y baños de producción, al igual que el llenado de cisterna para el uso del sistema contra incendios de mangueras y gabinetes. En caso de que el ARRENDATARIO requiera un incremento en el consumo de los litros por segundos autorizados previamente por la CESPT para el INMUEBLE ARRENDADO derivado de la operación del ARRENDATARIO, y se requiera mediante la opinión técnica de la dependencia, de un pago adicional, este deberá ser cubierto por el ARRENDATARIO.
7.2
En la Fecha de Inicio del Arrendamiento, el ARRENDATARIO tendrá el derecho exclusivo de recibir derechos de hasta por 450 KVA´s (incluidos los derechos de 200 KVA’s sin costo que proporcionará CFE) directamente del ARRENDADOR. Por lo que el ARRENDADOR cederá dichos derechos al ARRENDATARIO y el ARRENDATARIO deberá pagar el costo de los derechos al ARRENDADOR equivalente a la cantidad de MXN$5,000.00 Pesos (Cinco Mil Pesos 00/100 Moneda Nacional), más el impuesto correspondiente por cada derecho de KVA, lo que equivale a MXN$1’250,000.00 Pesos (Un Millón Doscientos Cincuenta Mil Pesos 00/100 Moneda Nacional), por la totalidad de los derechos de KVA más el impuesto correspondiente. Dicha cantidad deberá ser cubierta dentro de los 30 (Treinta) días naturales siguientes a la fecha en que el ARRENDADOR haya enviado la factura por el monto correspondiente. El ARRENDADOR le brindará a el ARRENDATARIO el derecho preferente para adquirir dichos derechos de KVA del ARRENDADOR, por lo que el ARRENDADOR notificará a el ARRENDATARIO por escrito si un tercero está interesado, y el ARRENDATARIO deberá informar al ARRENDADOR por escrito su decisión en un periodo no mayor de 05 (Cinco) días hábiles después de haber recibido la notificación por parte de el ARRENDADOR. En el evento de que el ARRENDATARIO omita notificar su respuesta por escrito al ARRENDADOR production bathrooms, as well as the cistern filling for the use of the fire suppression system of hoses and cabinets. In the event that LESSEE requires an increase in the consumption of the liters per second authorized by the CESPT to the LEASED PROPERTY in virtue of LESSEE’S operation and based on CESPT technical opinion an additional payment is required, said payment must be made by LESSEE.
7.2
At Lease Commencement Date, LESSEE will have the exclusive right to receive up to 450 KVA Rights (including the rights of 200 KVA’s at no cost provided by CFE) directly from LESSOR. Therefore, the LESSOR will sell these rights to the LESSEE and the LESSEE must pay the cost of the rights to the LESSOR equivalent to the amount of MXN$5,000.00 Pesos (Five Thousand Pesos 00/100 Mexican Currency), plus the corresponding tax, for each right of KVA, equal to MXN$1’250,000.00 Pesos (One Million Two Hundred and Fifty Thousand Pesos 00/100 Mexican Currency), for all the rights of KVAs, plus the corresponding tax. Said amount must be paid within 30 (Thirty) natural days following the date on which the LESSOR sends the invoice for the corresponding amount, The LESSOR will give the LESSEE the preferential right to acquire said KVA rights of the LESSOR, so the LESSOR will notify the LESSEE in writing if a third party is interested, and the LESSEE must inform the LESSOR in writing of its decision within a period not exceeding 05 (Five) business days after receiving the notice by part of the LESSOR. In the event that the LESSEE fails to notify the LESSOR in writing within the term referred to herein, it will be considered as a refusal of the LESSEE to acquire said KVA rights.

dentro del término aquí referido, se considerará como una negativa del ARRENDATARIO para adquirir dichos derechos de KVA.
7.2.1
Al finalizar la relación contractual del presente arrendamiento, y durante el TÉRMINO DEL ARRENDAMIENTO, los derechos de KVA transferidos previamente por el ARRENDADOR al ARRENDATARIO permanecerán en las instalaciones del INMUEBLE ARRENDADO. Las PARTES acuerdan que, los derechos aquí mencionados, no podrán ser transferidos a ninguna otra nave que ocupe y/o que llegue a ocupar el ARRENDATARIO. Dichos derechos de KVA no se transferirán a ningún tercero durante el TÉRMINO DEL ARRENDAMIENTO, y/o en su Prórroga, para tal fin, el ARRENDADOR tendrá el derecho y la obligación de adquirir del ARRENDATARIO dichos derechos de KVA y, por lo tanto, el ARRENDADOR pagará al ARRENDATARIO el precio original en el que le fueron transferidos en un inicio al ARRENDATARIO. Además, si durante el TÉRMINO DEL ARRENDAMIENTO, el ARRENDATARIO deja de utilizar cualquiera de los derechos KVA transferidos a éste por el ARRENDADOR, el ARRENDATARIO tendrá la opción de anticipar su transferencia al ARRENDADOR, por lo que este último estará obligado a adquirir dichos derechos de KVA del ARRENDATARIO, bajo los mismos términos indicados anteriormente con respecto a la determinación de su costo. Las PARTES acuerdan que, en el evento de que cualquiera de los derechos a que se hace referencia en el presente párrafo, se transfieran y/o se transmitan, en contravención a lo aquí acordado, sin el consentimiento previo y por escrito del ARRENDADOR, el ARRENDATARIO se hará acreedor a una pena equivalente a MXN$10,000.00 Pesos (Diez Mil Pesos 00/100 Moneda Nacional), por cada derecho de KVA transferido y/o transmitido, pagaderas al ARRENDADOR, en forma inmediata a que le sea requerido dicho pago al ARRENDATARIO.
7.3
El ARRENDATARIO mediante el presente CONTRATO conviene y acepta que el ARRENDADOR lleve a cabo la gestión de la contratación del servicio de energía eléctrica con el contratista/proveedor de su elección. Por lo que una vez que el ARRENDADOR

7.2.1
At the conclusion of the current lease and during the TERM OF THE LEASE, the KVA rights previously transferred by the LESSOR to the LESSEE will remain in the premises of the LEASED PROPERTY. The PARTIES agree that the rights mentioned herein may not be transferred to any other building that the LESSEE occupies and/or comes to occupy. Said KVA rights will not be transferred to any third party for any reason during the TERM OF THE LEASE and/or in its Renewal, for this purpose, the LESSOR has both the right and obligation acquire from the LESSEE such KVA rights and, therefore, the LESSOR will pay the LESSEE the original price at which they were initially transferred to LESSEE. In addition, if during the TERM OF THE LEASE, the LESSEE ceases to use any of the KVA rights transferred to it by the LESSOR, the LESSEE will have the option to anticipate their transfer to the LESSOR, so the latter will be obliged to acquire said rights of KVA of the LESSEE, under the same terms indicated above regarding the determination of its cost. The PARTIES agree that, in the event that any of the rights referred to in this paragraph are transferred and/or transmitted, contrary to what is agreed here, without the prior written consent of the LESSOR, the LESSEE shall be credited with a penalty equivalent to MXN$10,000.00 Pesos (Ten Thousand Pesos 00/100 Mexican Currency), for each KVA right transferred and/or transmitted, payable to the LESSOR, immediately upon request of such payment to the LESSEE.
7.3
Through this CONTRACT, the LESSEE agrees and accepts that the LESSOR will carry out the management of the contracting of the electric power service with the contractor / supplier of his choice. Once the LESSOR completes the contracting of the electric power service meter before CFE, the LESSOR will assign the contract to the LESSEE, as well as the requested KVA rights, as long as the LESSEE has paid the amount stablished in clause 7.2 of this agreement. In the understanding that the LESSOR is responsible for contracting the basic electric power service for the LEASED PROPERTY and that in accordance with clause 7.1, all expenses related to the contracting of the electric power service before CFE, including but not limited to, metering, Verification expenses (UVIE), permitting expenses before CFE and finalice la contratación de medidor del servicio de energía eléctrica ante CFE, el ARRENDADOR cederá al ARRENDATARIO el contrato, así como los derechos de KVA solicitados, siempre y cuando el ARRENDATARIO haya realizado el pago de la cantidad establecida en la cláusula 7.2 de este CONTRATO. En el entendido que el ARRENDADOR es responsable de contratar el servicio de energía eléctrica básico para el INMUEBLE ARRENDADO y que de acuerdo con la cláusula 7.1, todos los gastos relacionados con la contratación del servicio de energía eléctrica ante CFE, incluyendo mas no limitado, medición, gastos de verificación (UVIE), gastos de gestión, trámites ante CFE generados por cesiones y cambios de razón social, son responsabilidad del ARRENDATARIO, por lo que este último deberá de reembolsar al ARRENDADOR el monto correspondiente, dentro de los primeros 15 (Quince) días naturales, en que se le haya informado al ARRENDATARIO del monto que deba reembolsar al ARRENDADOR.
7.3.1
Mientras el recibo del servicio de energía eléctrica este a nombre del ARRENDADOR o alguna de sus filiales, el ARRENDATARIO a su costo y gasto deberá liquidar directamente dicho consumo ante la dependencia correspondiente. Esto en el entendido que el ARRENDADOR no estará obligado a emitir factura por dicho consumo. Asimismo, las PARTES acuerdan que, en el evento de que el ARRENDATARIO solicite y/o lleve a cabo ante la Comisión Federal de Electricidad y/o ante cualquier otro proveedor de servicio de energía que corresponda (de aquí en adelante “CFE”), el cambio de razón social a quien se le facture el consumo de energía y cualquier otro servicio o beneficio que dicho ente provea respecto del INMUEBLE ARRENDADO, todo y cualquier gasto, cobro y/o pago de derechos que por ello se genere y que a partir de ese momento se genere, será a costo y cargo exclusivo del ARRENDATARIO; incluyendo, mas no limitado, cualquier cobro pendiente que realice CFE, a raíz de la solicitud de cambio de razón social.
7.4
El ARRENDADOR deberá, a partir de la Fecha de Inicio y durante el TÉRMINO DEL ARRENDAMIENTO, pagar el Impuesto predial correspondiente y asignado por las autoridades fiscales locales al INMUEBLE paperwork necessary to transfer, change name or other related expense, are the responsibility of the LESSEE, so the latter must reimburse the LESSOR the corresponding amount, within the first 15 (Fifteen) calendar days, in which the LESSEE has been informed of the amount to be reimbursed to the LESSOR.
7.3.1
As long as the receipt of the electric power service is under the name of the LESSOR or any of its subsidiaries, the LESSEE at its cost and expense must pay directly said consumption before the corresponding authority. This is understanding that the LESSOR shall not be required to issue an invoice for said consumption. Likewise, the parties agree that, in the event that the LESSEE requests and/or carries out before the Federal Electricity Commission and/or any other corresponding energy service provider (hereinafter “CFE”), the change of company name to which the consumption of energy is billed and any other service or benefit that said entity provides with respect to the LEASED PROPERTY, all and any expenses, collection and/or payment of rights that are generated by it and that from that moment it is generated, it will be at the cost and exclusive charge of the LESSEE; including, but not limited to, any pending collection made by CFE, as a result of the request for change of business name.
7.4
LESSOR shall pay the Property Tax (Impuesto Predial) that corresponds to the LEASED PROPERTY as of the Commencement Date and during the TERM OF THE LEASE and LESSEE shall reimburse to LESSOR the proportional amount corresponding to the LEASED PROPERTY within 15 (Fifteen) natural days of invoice emission, failure to comply with this, the LESSEE will incur in a late month or monthly fraction interest rate of 5% (Five percent) which the LESSEE must pay to the LESSOR.

ARRENDADO; y el ARRENDATARIO reembolsará al ARRENDADOR el monto del Impuesto Predial que le corresponda al INMUEBLE ARRENDADO en un tiempo no mayor a 15 (Quince) días naturales después de la emisión de la factura, de lo contrario se generará un interés moratorio del 5% (Cinco por ciento) por mes o fracción de retraso que deberá pagar el ARRENDATARIO al ARRENDADOR.

OCTAVA. - MANTENIMIENTO Y REPARACIONES

8.1
El ARRENDADOR será responsable de la integridad estructural del INMUEBLE ARRENDADO, incluyendo las reparaciones estructurales del INMUEBLE ARRENDADO tales como cimientos, columnas, estructura, losas, pisos, estructura de la techumbre y muros del INMUEBLE ARRENDADO, siempre y cuando los daños no sean atribuibles a culpa, negligencia o conducta dolosa del ARRENDATARIO, y/o de sus empleados, personal, contratistas, proveedores, visitas.
8.2
El ARRENDADOR se obliga a iniciar los trabajos de reparación y/o mantenimiento establecidos en esta cláusula dentro de los siguientes 30 (Treinta) días naturales, contados a partir de la notificación por escrito del ARRENDATARIO para tal efecto. En caso de que el ARRENDADOR hiciere caso omiso de la notificación por parte del ARRENDATARIO o no inicie los trabajos de reparación y/o mantenimiento según aplique, el ARRENDATARIO tendrá el derecho, mas no la obligación de realizar dichos trabajos de mantenimiento y/o reparación por su cuenta, con cargo al ARRENDADOR. La realización de cualquier trabajo de reparación y/o mantenimiento por parte del ARRENDATARIO, no relevará al ARRENDADOR de ninguna obligación de reparación o mantenimiento bajo este CONTRATO de arrendamiento.
8.2.1
El ARRENDATARIO deberá permitir al ARRENDADOR, sus empleados y contratistas el acceso INMUEBLE ARRENDADO durante días y horas hábiles a efecto de realizar las reparaciones necesarias en términos de la presente Cláusula, en el entendido de que no deberán interferir con las operaciones del ARRENDATARIO en la medida de lo posible, siempre que el ARRENDADOR entregue

EIGHTH. - MAINTENANCE AND REPAIRS

8.1
LESSOR shall be responsible for the structural integrity of the LEASED PROPERTY including the structural repair of the LEASED PROPERTY to foundations, columns, slabs, floors, roof structure and walls, of the LEASED PROPERTY, provided that such damages are not imputable to the fault, negligence, misconduct or willful misconduct of LESSEE and/or its employees, personnel, contractors, providers and visits.
8.2
LESSOR will be obligated to begin the repairs and/or maintenance works established in this clause, within 30 (Thirty) calendar days upon receipt of the written notice by LESSEE delivered for such purpose. Failure by LESSOR to attend such notice or to begin the repair and/or maintenance works within 30 (Thirty) calendar days, shall empower LESSEE, at LESSEE’s sole option, to carry out the corresponding repairs and/or maintenance works at LESSOR’s cost and expense. The performance of any repairs and/or maintenance works by LESSEE, shall not release LESSOR from any repair or maintenance obligation under this lease.
8.2.1
LESSEE shall grant LESSOR, its employees and contractors access to the LEASED PROPERTY during business days and hours in order to carry out the necessary repair works in terms of this Clause, provided that they shall not interfere with LESSEE’s operations as reasonable possible and so long as LESSOR provides 24 (Twenty-Four) hour written notice in advance, of the need to enter the LEASED PROPERTY.

notificación escrita con 24 (Veinticuatro) horas de anticipación, de la necesidad de ingresar al INMUEBLE ARRENDADO.
8.3
Excepto por las obligaciones del ARRENDADOR antes mencionadas, el ARRENDATARIO será responsable, en todo momento y a su solo costo y gastos, por cualquier otro mantenimiento y del mantenimiento del INMUEBLE en todos sus componentes, incluyendo sin limitar, juntas de piso, andenes de carga, oficinas, pintura interior / exterior, techumbre, sistemas hidráulicos, eléctricos y de aires acondicionados, instalaciones, sistema contra incendio, tubos de desagüe, impermeabilización, sistemas del edificio y todo el mantenimiento preventivo que requiera el edificio, incluyendo la limpieza general del INMUEBLE ARRENDADO y sus alrededores. El ARRENDADOR por este acto garantiza que será responsable de posibles vicios ocultos del INMUEBLE ARRENDADO por los primeros 06 (Seis) meses contados a partir de la Entrega Substancial del presente INMUEBLE ARRENDADO.
8.3.1
Adicionalmente, las PARTES acuerdan que todos los trabajos de mantenimiento, reparación y reemplazo que deban ser realizados por el ARRENDATARIO de conformidad con lo aquí establecido, deberán ser llevados a cabo (i) con materiales de al menos la misma calidad de los que se encuentren en el INMUEBLE ARRENDADO al momento de su entrega al ARRENDATARIO y (ii) mediante contratistas de buena reputación aprobados por el ARRENDADOR, cuya aprobación no deberá ser irrazonablemente demorada.
8.4
El ARRENDATARIO se obliga a iniciar los trabajos de mantenimiento establecidos en la cláusula anterior de manera oportuna. En caso de que el ARRENDATARIO no inicie los trabajos de reparación y/o mantenimiento con la diligencia requerida, el ARRENDADOR, tendrá el derecho, mas no la obligación de realizar dichos trabajos de mantenimiento y/o reparación por su cuenta, con cargo al ARRENDATARIO. La realización de cualquier trabajo de reparación y/o mantenimiento por parte del ARRENDADOR, no relevará al ARRENDATARIO de ninguna obligación de reparación o mantenimiento.
8.5
En ningún momento el ARRENDATARIO construirá mejoras en el INMUEBLE ARRENDADO sin el previo consentimiento

8.3
Except for LESSOR obligations set forth above, LESSEE will be responsible, at all times and at its own expense and cost, for any other maintenance and the LEASED PROPERTY maintenance in all its components, including, without limitation, floor joints, loading docks, offices, interior/exterior paint, all electric, hydraulic and air-conditioning systems, fire systems, insulation, waterproofing, systems of the building and all the preventive maintenance that building requires, including the general cleaning of the LEASED PROPERTY and its surroundings. The LESSOR by this act guarantees that it will be responsible for possible latent defects of the LEASED PROPERTY for the first 06 (Six) months after the Substantial Delivery of the LEASED PROPERTY.
8.3.1
Furthermore, the PARTIES agree that all maintenance, repairs and replacements that need to be carried by LESSEE in terms hereof, shall be carried out (i) with materials with at least the same quality of the ones at the LEASED PROPERTY at the delivery of the same to LESSEE and (ii) through contractors with good reputation and approved by LESSOR, which approval may not unreasonably be withheld.
8.4
LESSEE will be obligated to timely begin the maintenance works established in the previous clause. Failure by LESSEE to repair and/or perform the maintenance works diligently, shall empower LESSOR, at LESSOR’s sole option, to carry out the corresponding repairs and/or maintenance works at LESSEE’s cost and expense. The performance of any repairs and/or maintenance works by LESSOR, shall not release LESSEE from any repair or maintenance obligation under this lease.
8.5
At no time shall LESSEE build any improvements within the LEASED PROPERTY without LESSOR’s express written consent, which consent shall not be unreasonably withheld, delayed or conditioned. All improvements which increase the LEASED PROPERTY’s surface will be considered leasable areas, excluding Oxygen tanks area. Any improvements made by the LESSEE without prior written consent from the por escrito del ARRENDADOR, el cual no será negado o condicionado sin justa causa. Todas las mejoras que aumenten la superficie del INMUEBLE ARRENDADO serán consideradas áreas rentables, excluyendo el área para tanques de Oxígeno. Cualquier mejora realizada por parte del ARRENDATARIO sin el previo consentimiento del ARRENDADOR, deberán ser retiradas a cuenta y cargo del ARRENDATARIO en un término que no exceda de 30 (Treinta) días naturales, contados a partir del momento en que el ARRENDATARIO reciba la notificación del ARRENDADOR para tal efecto. Sin embargo, en el evento de que, en cualquier momento durante el TÉRMINO DEL ARRENDAMIENTO, e incluso en forma posterior a la inspección prevista en la Cláusula 13.1 del presente CONTRATO, el ARRENDADOR permita que cualquier mejora realizada sin su consentimiento, por el ARRENDATARIO, permanezca en el INMUEBLE ARRENDADO, a la sola y exclusiva discreción del ARRENDADOR, y sin que por ello se cause obligación y/o contraprestación alguna a cargo de éste último, dichas mejoras pasarán a formar parte integral del INMUEBLE ARRENDADO, y serán propiedad del ARRENDADOR, sin importar que el ARRENDATARIO a su costo y gasto las haya realizado.

NOVENA. - CESIÓN DE DERECHOS Y SUBARRENDAMIENTO

9.1 Salvo se trate de una empresa propiedad o subsidiaria del GARANTE o el mismo GARANTE, en cuyo caso solo se requerirá una notificación por escrito, el ARRENDATARIO no podrá subarrendar todo o una porción del INMUEBLE ARRENDADO, o asignar y ceder los derechos del INMUEBLE ARRENDADO, o asignar y ceder los derechos del presente arrendamiento al menos que sea con el consentimiento previo y por escrito del ARRENDADOR, pero en su caso, y solo si se tratara de un subarriendo, no relevará al ARRENDATARIO de ninguna de sus obligaciones contenidas en este CONTRATO, especialmente aquellas que se refieran al pago de la renta y aquellas garantizadas por la “Garantía Absoluta de Arrendamiento” que se acompaña al presente CONTRATO como

LESSOR, must be removed at LESSEE’s expense no later than 30 (Thirty) days, counted from the moment in which the LESSEE receives the notification from the LESSOR for such effect. However, in the event that, at any time during the TERM OF THE LEASE, and even after the inspection provided for in Clause 13.1 of this CONTRACT, the LESSOR allows any improvement made without its consent, by the LESSEE, remain in the LEASED PROPERTY, at the sole and exclusive discretion of the LESSOR, such improvements will become an integral part of the LEASED PROPERTY, and therefore will be LESSOR’s property, without thereby causing any obligation and/or consideration to be complied for by the LESSOR, regardless of the fact that the LESSEE at its sole cost and expense had made them.

NINTH. - CESSION OF RIGHTS AND SUBLEASING

9.1 Except in case of a wholly owned subsidiary or sister company of the GUARANTOR or the GUARANTOR itself, in which case only a written notification will be required, LESSEE shall not have the right to sublease all or part of the LEASED PROPERTY, or to assign and transfer rights of the LEASED PROPERTY, or to assign and transfer rights of the present lease without LESSOR’s prior written consent, and only in case of a sublease, it shall not relieve LESSEE from any of its obligations contained in this CONTRACT, especially those having to do with payment of the rent and those guaranteed by the “Absolute Lease Guaranty” which is attached to the present CONTRACT as Exhibit “E”. The amount of the sublease may not be higher than the amount of rent agreed upon within this agreement in case of breach of the aforementioned the LESSOR may invoke his right to rescind the present agreement. In any sublease or assignment of the CONTRACT, the Absolute Lease Guaranty will remain in force for the full term of the CONTRACT. Notwithstanding the above, LESSEE may assign all or a portion of its rights

Anexo “E”. El monto de la renta del subarrendamiento no podrá ser mayor al monto acordado en el presente CONTRATO, en caso contrario el ARRENDADOR podrá ejercer su derecho de dar por rescindido el presente CONTRATO. En cualquier subarriendo o cesión el CONTRATO a terceros o subsidiarias, la Garantía Absoluta de Arrendamiento deberá permanecer vigente por toda la vigencia del CONTRATO. No obstante, el ARRENDATARIO podrá ceder el total o la proporción de sus derechos y obligaciones del presente CONTRATO, llevar a cabo cualquier transacción corporativa en relación con el presente CONTRATO o total o parcialmente subarrendar el INMUEBLE ARRENDADO sin el consentimiento por escrito del ARRENDADOR por medio de notificación al ARRENDADOR, siempre que lo anterior se haga con o a favor de una compañía subsidiaria o afiliada del ARRENDATARIO.

9.2 El ARRENDADOR estará facultado para ceder, gravar o de cualquier otra forma pignorar o transmitir sus derechos y obligaciones bajo el presente CONTRATO.

DÉCIMA. - CUOTA DE MANTENIMIENTO DEL PARQUE INDUSTRIAL PACIFICO

10.1
A partir de la Fecha de Inicio, el ARRENDATARIO pagará una cuota anual de mantenimiento de áreas comunes del Parque Industrial Pacifico, actualmente equivalente a US$1.65 Dólares (Un Dólar 65/100 Moneda de los Estados Unidos de América), por metro cuadrado de terreno plano (5,447.72 metros cuadrados) por año o fracción del año en curso, pagaderos directamente al ARRENDADOR o cualquiera de sus filiales; dicha cuota anual de mantenimiento de áreas comunes del Parque Industrial Pacifico será incrementada en un porcentaje anual equivalente al Índice de Precios al Consumidor (CPI por sus siglas en inglés) en los Estados Unidos de América con un mínimo del 3% (Tres por ciento) acumulados durante los 12 (Doce) meses previos a la fecha que corresponde a cada aumento, sin la necesidad de ningún otro aviso o comunicación entre el ARRENDADOR y el ARRENDATARIO. El ARRENDATARIO deberá pagar al ARRENDADOR dentro de un término que no exceda 10 (Diez) días hábiles contados a and obligations under this CONTRACT, carry out any corporate transaction in connection with this CONTRACT or totally or partially sublease the LEASED PROPERTY, without requiring LESSOR´s approval and by giving written notice to LESSOR, whenever the foregoing is made in with or in favor of a holding, subsidiary or affiliate company of LESSEE.

9.2 LESSOR shall be entitled to assign, encumber or otherwise pledge or assign its rights and obligations under this Agreement.

TENTH. - PACIFICO INDUSTRIAL PARK MAINTENANCE FEE

10.1
LESSEE as of the Commencement Date, must pay an annual common area maintenance fee of the Pacifico Industrial Park which currently is equivalent to US$1.65 Dollars (One Dollar 65/100 Currency of the United States of America), per square meter of flat land (5,447.72 square meters) per year or portion of year thereof, payable directly to LESSOR or any of its affiliates; such annual maintenance fee for common areas of the Pacifico Industrial Park shall be increased in an annual percentage change in the equivalent to the Consumer Price Index (CPI) in the United States with a minimum of 3% (Three percent) accumulated during 12 (Twelve) months prior to the date that corresponds to each increase, without the need of any further notice or communication between LESSOR and LESSEE. LESSEE shall pay LESSOR within a term not to exceed 10 (Ten) business days counted from the date LESSOR delivers the corresponding invoice to LESSEE.

partir de la fecha en que el ARRENDADOR entregue la factura correspondiente al ARRENDATARIO.
10.2
Así mismo el ARRENDADOR se compromete a utilizar dicha cuota en el mantenimiento del Parque Industrial Pacifico por el INMUEBLE ARRENDADO, proporcionando servicios a un costo que no exceda el precio justo del mercado. El retraso en el pago de la cuota establecida anteriormente causará un cargo de 5% (Cinco por ciento) de interés mensual de acuerdo con las fechas estipuladas en el párrafo inmediato anterior.
10.3
Cada año el ARRENDADOR proporcionará al ARRENDATARIO un reporte de los gastos operativos relacionados con los trabajos de mantenimiento del parque realizados el año anterior.

DÉCIMA PRIMERA. - SEGURO

11.1
El ARRENDADOR deberá contratar y salvaguardar la póliza de seguro descrita en el inciso 11.1 a) a continuación, siempre y cuando el ARRENDATARIO ocupe el INMUEBLE ARRENDADO. Las PARTES acuerdan que el ARRENDATARIO será responsable de reembolsar el pago al ARRENDADOR de los siguientes seguros obtenidos y contratados por el ARRENDADOR, sujeto a lo establecido en la Cláusula 11.1 del presente CONTRATO:

a)
Seguro Todo Riesgo. Seguro sobre el INMUEBLE ARRENDADO contra daños causados por incendios y otros riesgos peligrosos, casos fortuitos y de fuerza mayor mediante una cobertura amplia “Todo Riesgo” y deberá cubrir riesgos como: incendio, fenómenos hidrometeorológicos, terremotos y erupciones volcánicas y que ampare todo tipo de riesgos por la totalidad del valor asegurable del INMUEBLE ARRENDADO, por lo anterior se establece una cantidad del valor asegurado de US$2’000,000.00 de Dólares (Dos Millones de Dólares 00/100 Moneda de Curso Legal de los Estados Unidos de América).

Seguro para uso y ocupación del INMUEBLE ARRENDADO que cubra:

10.2
Likewise, LESSOR agrees to use the fee for the maintenance of the Pacifico Industrial Park, for the LEASED PROPERTY, while providing services at cost not exceeding fair market value. The payment delay of the fee set forth above will cause a charge of 5% (Five percent) monthly interest according to the dates specified in the above paragraph.
10.3
Each year LESSOR will provide to LESSEE an annual operating expenses report related to the maintenance services provided for the previous year.

ELEVENTH. - INSURANCE

11.1
The LESSOR shall contract and keep the insurance policy described in Section 11.1 a) below, at the as long as the LESSEE occupies the LEASED PROPERTY. The PARTIES agree that the LESSEE will be responsible to reimburse LESSOR for the payment of the following insurances obtained and contracted by LESSOR all of which shall be contracted at competitive fair market value prices for equivalent insurance, subject to the provisions of Clause 11.1 of this CONTRACT:

a)
All-Risk Insurance. Insurance on the LEASED PROPERTY against damage caused by fire and other dangerous risks, force majeure acts or acts of God by means of a comprehensive coverage insurance “All Risk” and must cover such risks as: fire, hydrometeorological phenomenon, earthquakes, volcano eruptions and cover all types of risks for the total of the insured value of the LEASED PROPERTY, as a result it an insured amount is established for the amount of US$2’000,000.00 Dollars (Two Million Dollars 00/100 Currency of the United States of America).

➣
Valor de Reposición.
➣
Interrupción de rentas por un monto asegurado no menor a 12 (Doce) meses de ingresos brutos por concepto de renta anticipada.
➣
Errores y omisiones.
➣
100% de Reinstalación Automática en todos los términos establecidos en el CONTRATO.
➣
Notificación previa de 30 (Treinta) días al ARRENDADOR y/o sus agentes financieros en caso de cancelación.
➣
Beneficiario preferente al ARRENDADOR y/o sus agentes financieros.

b)
Seguro de Responsabilidad Civil. El ARRENDATARIO se obliga a pagar un seguro de responsabilidad civil con respecto al INMUEBLE ARRENDADO que contemple límites de responsabilidad que no serán inferiores a US$1’000,000.00 de Dólares (Un Millón de Dólares 00/100 Moneda de Curso Legal de los Estados Unidos de América) tanto por causa de daños o muerte a personas, como por cada ocasión en que se cause algún daño el INMUEBLE ARRENDADO. Dicho seguro será renovado automáticamente cada año, cubriendo la cantidad anteriormente estipulada.

11.1.1
El ARRENDADOR contratará el seguro de cobertura total del edificio y responsabilidad civil en el entendido que dicho seguro pudiera tener una extra-prima debido a las sustancias peligrosas que maneja el ARRENDATARIO.
11.1.2
No obstante a lo anterior, el ARRENDATARIO se obliga a no contratar seguros adicionales o por separado que cubran cualquier riesgo sobre el INMUEBLE ARRENDADO a menos que sean debidamente endosados a favor del ARRENDADOR y de que sean satisfactorios para el ARRENDADOR en todos sus aspectos. El monto de los seguros pagados a cuenta de cualquier daño o destrucción del INMUEBLE ARRENDADO será pagado al ARRENDADOR.

11.2Adicionalmente a los seguros previamente mencionados el ARRENDATARIO se obliga a

Insurance for use and occupation of LEASED PROPERTY that covers:

➣
Reconstruction Cost.
➣
Interruption of rent payments for an insured amount not less than 12 (Twelve) months of gross income of rent payments.
➣
Errors and Omissions.
➣
100% Automatic Reinstallation in all CONTRACTED terms.
➣
30 (Thirty) day cancellation previous notice to LESSOR and/or its financial agents.
➣
Preferred beneficiary to LESSOR and/or his financial agents.

b)
Civil Liability Insurance. LESSEE is obligated to obtain and maintain a Civil Liability insurance with respect to the Building that contemplates limits of responsibility that shall not be less than US$1’000,000 Dollars (One Million Dollars 00/100 Currency of the United States of America) as much as for damages or death to people, as for each occasion in which some damage is caused to the LEASED PROPERTY. This insurance will be renewed automatically every year, covering the previously stipulated amount.

11.1.1
The LESSOR shall insure the building with a full coverage insurance as well as liability insurance for the building, this insurance may have an extra cost for having hazardous substances that the LESSEE handles.
11.1.2
Notwithstanding the above, LESSEE commits itself not to contract additional or separate insurance policies that cover any risk over the Leased Property unless they are correctly endorsed in favor the LESSOR and that they are satisfactory to LESSOR in all aspects. The amount of the paid insurance for any damage or property destruction shall be payable to LESSOR.
11.2
Additionally, to the insurance coverage previously mentioned within this agreement,

contratar y mantener vigente durante el TÉRMINO DEL ARRENDAMIENTO, a su propio costo y gasto, las siguientes pólizas de seguros:

a)
Un seguro amplio que cubra la perdida, daño o destrucción parcial o total de su inventario, maquinaria y cualquier otro bien de valor que se encuentre en el INMUEBLE ARRENDADO propiedad del ARRENDATARIO.
b)
Un seguro amplio que cubra cualquier accidente o muerte dentro del INMUEBLE ARRENDADO de empleados, funcionarios, representantes, socios, prestadores de servicio, contratistas, subcontratistas, y visitas.

11.1.3
El ARRENDATARIO se obliga a hacer entrega de copias de dichas pólizas cuando así lo solicite el ARRENDADOR.
11.1.4
En este acto el ARRENDATARIO libera y saca en paz de toda responsabilidad al ARRENDADOR respecto a los supuestos arriba mencionados siendo en todo momento responsabilidad del ARRENDATARIO el responder por dichos casos.

11.3
Con excepción de las pólizas de responsabilidad civil y/o pólizas contratadas por el ARRENDATARIO para sus activos, todas las pólizas de seguros serán endosadas correctamente en forma y contenido satisfactorio para el ARRENDADOR, designarán al ARRENDADOR o a su agente financiero a elección del ARRENDADOR como único beneficiario conforme a la misma, estableciendo que las pérdidas serán pagaderas al ARRENDADOR. Todas las pólizas y endosos de seguros deberán estar totalmente pagados y contendrán las estipulaciones, fechas de vencimiento, y cumplir con los requisitos necesarios para ser emitidas por aseguradoras de reconocido prestigio autorizadas para operar en los Estados Unidos Mexicanos. Cada póliza establecerá que la emisora no podrá cancelar ni modificar el contenido de dicha póliza, salvo que se haya dado un aviso previo por escrito al ARRENDADOR y/o sus agentes financieros con 30 (Treinta) días de anticipación.
11.4
A partir de la fecha de inicio del

the LESSEE hereby obligates itself to obtain and renew during the TERM OF THE LEASE, at its own cost and expense, the following insurance coverage:

a)
Insurance to cover the loss, damages or partial or total destruction of inventory and machinery and any other goods of value within the LEASED PROPERTY that is the property of LESSEE.
b)
Insurance to cover any accident or death within the LEASED PROPERTY regarding employees, functionaries, representatives, partners, service providers, contractors, subcontractors, visitors and their like.

11.2.1
The LESSEE hereby states that it will provide a copy of proof of insurance for said cases at LESSOR’s request.
11.2.2
The LESSEE in this act willfully absolves the LESSOR of all responsibility for the previously aforementioned cases stating that at all times it is the sole responsibility of the LESSEE to answer for said situations.
11.3
Except for the civil liability insurance policy and/or insurance policies contracted by LESSEE for its assets, all insurance policies will be endorsed correctly in satisfactory form and content for the LESSOR, they will designate LESSOR or his financial agent at LESSOR choice as only beneficiary in accordance with the same, establishing that the losses will be payable to LESSOR. All policies and endorsements of insurance will have to be fully paid and contain the stipulations, expiration dates and fulfill all the needed requirements to be emitted by the insurance company of known prestige, authorized to operate in the United States of Mexico. Each policy will establish that the issuer will not be able to cancel or modify the content of the policy, unless there was an advance written notice to LESSOR and/or his financial agents with 30 (Thirty) days in advance.
11.4
As of the day of the beginning of the LEASE,

ARRENDAMIENTO, el ARRENDADOR renovará las pólizas de seguro a más tardar dentro de los 15 (Quince) días siguientes a la fecha de su vencimiento, en el entendido que el ARRENDATARIO deberá pagar al ARRENDADOR dentro de un término que no exceda 30 (Treinta) días hábiles contados a partir de la fecha en que el ARRENDADOR entregue las facturas correspondientes al ARRENDATARIO. El retraso en el pago del seguro establecido anteriormente causará un cargo de US$500.00 Dólares (Quinientos Dólares 00/100 Moneda de Curso Legal de los Estados Unidos de América) mensual por cada mes o fracción del pago de Renta adeudada en ese momento.
11.5
Ajustes. El ARRENDATARIO se obliga a dar aviso en forma inmediata y por escrito al ARRENDADOR respecto de cualquier pérdida. Salvo lo aquí dispuesto, nada de lo contenido en esta Cláusula obligará al ARRENDADOR a incurrir en gastos o adoptar medidas de las contempladas en este CONTRATO. En caso de pérdida bajo cualquier póliza o pólizas de seguro previstas en esta Cláusula excepto por la Cláusula 11.2, la indemnización derivada del seguro será en beneficio del ARRENDADOR y/o su agente financiero para la reconstrucción y reparación del INMUEBLE ARRENDADO, en todo caso, los seguros contratados, bajo esta Cláusula, serán en beneficio del ARRENDADOR o a quien éste designe para la reconstrucción y reparación del INMUEBLE ARRENDADO.
11.6
En caso de que se realice una expansión, todos los seguros aquí mencionados se incrementarán en forma correspondiente a la expansión.
11.7
Las PARTES acuerdan que tanto las primas de cobertura de las pólizas de los seguros descritos anteriormente como el valor de las cosas aseguradas podrán variar en el futuro según sea necesario por lo que el ARRENDADOR se obliga a informar por escrito al ARRENDATARIO cuando esto suceda y el ARRENDATARIO acuerda en pagar cualquier aumento derivado de las primas de cobertura de los seguros aquí descritos. El ARRENDATARIO podrá previa solicitud al ARRENDADOR, con 60 (Sesenta) días de anticipación a la fecha de vencimiento de las pólizas señaladas en la Cláusula 11.1 del presente, se realice una licitación a fin de que empresas aseguradoras del sector industrial de Tijuana, Baja California, the LESSOR shall renew the insurance policies taking no longer than 15 (Fifteen) days after the expiration date, in the understanding that LESSEE shall pay LESSOR within a term not to exceed 30 (Thirty) calendar days counted from the date LESSOR delivers the corresponding invoices to LESSEE. The payment delay of the fees set forth above will cause a charge of US$500.00 Dollars (Five Hundred Dollars 00/100 Currency of the United States of America) monthly or fraction of the Rent payment then due.
11.5
Adjustments. LESSEE is obligated to give immediate written notice to the LESSOR with respect to any loss. Save for the previous, nothing in this Clause obligates LESSOR to incur in expenses or to adopt measures contemplated in this CONTRACT. In case of loss under any policy or insurance policies prescribed in this Clause except for Clause 11.2, the indemnification derived from the insurance will be in benefit of the LESSOR and/or their financial agent for the reconstruction and repair of the LEASED PROPERTY, in any case, the insurance policies obtained under this Clause, will be in benefit to the LESSOR or whom the latter designates for the reconstruction and repairs of the LEASED PROPERTY.
11.6
In case of an expansion, all insurance mentioned herein will increment in proportion to the said expansion.
11.7
The PARTIES agree that the premium rates for the abovementioned insurances as well as the value of the insured goods may vary in the future as deemed necessary, therefore the LESSOR is obligated to inform and give written notice to the LESSEE when this occurs and the LESSEE in this act agrees to pay any increase derived from the premium rates of insurance described herein. LESSEE may, previous request to LESSOR with 60 (Sixty) days in advance of the policies expiration date indicated in Clause 11.1 hereof, to perform a bid to be held so that insurance companies in the industrial sector of Tijuana, Baja California, submit quotes for the service, in order to ensure the best conditions in terms of price, quality and timeliness in the renewal of the policies. If the LESSEE does not present its request per the abovementioned in the present paragraph, the current policy will be renewed.
11.8
Waiver of Subrogation. The PARTIES

presenten cotizaciones del servicio, con la finalidad de asegurar las mejores condiciones en cuanto a precio, calidad y oportunidad en la renovación de las pólizas. Si el ARRENDATARIO no presentase solicitud en el término estipulado en el presente párrafo, se renovará la póliza vigente.
11.8
Renuncia a la Subrogación. Las PARTES acuerdan liberarse mutuamente y a sus representantes, de cualquier reclamación por daños a cualquier persona o al INMUEBLE ARRENDADO y sus accesorios, propiedad personal, mejoras del ARRENDATARIO, y cualquiera otra mejora del ARRENDADOR o ARRENDATARIO, dentro o en el INMUEBLE ARRENDADO que sean causadas como resultado de cualquiera de los riesgos cubiertos por las pólizas de seguro contratadas por las PARTES y que se encuentren vigentes al ocurrir dichos daños. En caso de que las PARTES adquieran seguros, la póliza deberá establecer que la compañía de seguros renuncia a cualquier derecho de resarcimiento mediante la subrogación en contra de cualquiera de las PARTES en relación a cualquier daño cubierto por la póliza correspondiente. En caso de que cualquiera de las PARTES no pueda obtener dicha renuncia a la subrogación mediante esfuerzo razonable, deberá entonces obtener seguro en el que se designe a su contraparte como coasegurador de dicha póliza, a fin de asegurar la intención de esta estipulación.

DÉCIMA SEGUNDA. - PÉRDIDA Y DESTRUCCIÓN

12.1
En caso de daño o destrucción del INMUEBLE ARRENDADO, el ARRENDADOR deberá, en forma expedita, y por su cuenta, realizar las reparaciones necesarias en un período no mayor de 04 (Cuatro) meses a partir de la fecha en que la compañía de seguros pague al ARRENDADOR por los daños al INMUEBLE ARRENDADO y la autoridad competente autorice la reconstrucción, salvo que de común acuerdo se fije un período mayor para la realización de la reparación o reconstrucción necesaria para proveer al ARRENDATARIO del uso y condiciones iguales a las que disfrutaba con anterioridad al daño o destrucción; permaneciendo el presente arrendamiento en vigor durante el release each other and their respective authorized representatives, from any claims for damages to any person or to the LEASED PROPERTY and to the fixtures, personal property, tenant’s improvements, and all other improvements of either LESSOR or LESSEE in or on the premises that are caused by or result from risks insured against under any of the insurance policies carried by the PARTIES and in force at the time of any such damage. If either party purchases insurance, the policy shall provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. If a party hereto cannot obtain such waiver of subrogation through reasonable efforts, it shall obtain insurance naming the other party as a coinsured under its policy to accomplish the intent of this provision.

TWELFTH. - LOSS AND DESTRUCTION

12.1
In case of damage or destruction of the LEASED PROPERTY, LESSOR must, expeditiously, and for its account, carry out the necessary repairs within a period no greater than 04 (four) months from the date the insurance company pays to the LESSOR for the damages on the LEASED PROPERTY, unless by common agreement a greater period is established for the repair or reconstruction necessary in order to provide LESSEE with the use and conditions equal to those which same enjoyed prior to the damage or destruction; the present lease remaining in force during the time that said repair or reconstruction is underway, but exempting LESSEE of the payment of rent in the event that the insurance coverage contracted by LESSOR pays for all the corresponding Rent payments during the repair period.
12.1.1
In case of any casualty in the LEASED PROPERTY causing damage or destruction to the same, LESSEE shall immediately notify LESSOR in writing and shall assist LESSOR to conduct any action immediately or to provide any notice in connection with said casualty and tiempo que dure dicha reparación o reconstrucción.
12.1.1
En caso de algún siniestro en INMUEBLE ARRENDADO que cause daño o destrucción a la misma, el ARRENDATARIO deberá notificar inmediatamente al ARRENDADOR por escrito y colaborará con éste para realizar cualquier acción de manera inmediata o entregar notificaciones respecto del siniestro y la aplicación de los seguros.
12.2
En caso de daño o destrucción como resultado de las actividades, actos negligentes y/o dolosos del ARRENDATARIO y que la compañía de seguros no cubra dicho daño o destrucción, el ARRENDATARIO reparará rápidamente el daño o destrucción a su propio costo y a satisfacción del ARRENDADOR. En caso de que el INMUEBLE ARRENDADO no pueda ser reparado, el ARRENDADOR será reembolsado por las cantidades equivalentes a los daños, incluyendo pérdidas de ingresos.

DÉCIMA TERCERA. - ENTREGA

13.1
El ARRENDATARIO deberá, en el último día de vigencia del CONTRATO, o en el último día de su Prórroga, o en caso de terminación anticipada, entregar la posesión del INMUEBLE ARRENDADO al ARRENDADOR sin demora y en las mismas condiciones o mejores en las que las recibió en su recepción del INMUEBLE ARRENDADO, sin mayor demérito que el producido por el uso normal del mismo y en condiciones de limpieza normal exceptuando uso y desgaste razonable, y entregando a su vez al ARRENDADOR, el comprobante de pago total y no adeudo, respecto de todos y cada uno de los servicios utilizados y/o contratados para el INMUEBLE ARRENDADO. Para efectos de lo anterior, las PARTES dentro de 60 (Sesenta) días anteriores a la terminación del TÉRMINO DEL ARRENDAMIENTO, efectuarán una inspección conjunta con el propósito de determinar la condición y estado del INMUEBLE ARRENDADO. El ARRENDATARIO deberá llevar a cabo a su solo costo y gasto, todas las reparaciones necesarias a fin de entregar INMUEBLE application of the insurance.
12.2
In the event the damage or destruction is a result of LESSEE’s activities, negligent and / or malicious acts and for some reason the insurance will not cover said damage or destruction, LESSEE will expeditiously repair the damage or destruction at his own cost to LESSOR’s satisfaction. In the event the LEASED PROPERTY is unrepairable, and not insured, LESSOR shall be reimbursed for the amount equivalent to the damage resulting from said damage or destruction including loss of income.

THIRTEENTH. - VACATING THE PROPERTY

13.1
On the last day of term of the agreement or on the last day of its Renewal, or in case of advance termination, LESSEE must surrender the possession of the LEASED PROPERTY to LESSOR without delay leaving such property in the same or better conditions in which it received the LEASED PROPERTY, without further demerit than that which is due to the normal usage and in broom clean condition, reasonable wear and tear excepted, and delivering in turn to the LESSOR, the proof of total payment and no debt, with respect to each and every one of the services used and/or contracted for the LEASED PROPERTY. For such purposes, 60 (Sixty) days prior to the termination of the TERM OF THE LEASE, the PARTIES will jointly inspect the premises to determine the conditions and state of the LEASED PROPERTY. LESSEE shall carry out at its own cost and expense, all necessary repairs in order to deliver the LEASED PROPERTY to LESSOR in the conditions jointly established.
13.2
All signs, inscriptions, canopies and analogous objects set up by LESSEE, must be removed at the latest the day the present agreement expires, and the LESSEE must repair any damages caused by said removal.
13.3
The furniture and equipment installed by LESSEE shall continue being owned by LESSEE and must be removed by LESSEE before the expiry of the present agreement and LESSEE shall, for its own account, repair any

ARRENDADO en las condiciones establecidas conjuntamente.
13.2
Todos los letreros, inscripciones, marquesinas y objetos análogos que haya instalado el ARRENDATARIO deberán ser removidos a más tardar el día en que termine el presente contrato y el ARRENDATARIO deberá de reparar cualquier daño causado por lo anterior.
13.3
El mobiliario y equipo instalado por el ARRENDATARIO continuará siendo propiedad del ARRENDATARIO y deberá ser removido por el ARRENDATARIO antes de concluir el presente CONTRATO y el ARRENDATARIO deberá, por su cuenta, reparar cualquier daño que se produzca por la instalación o remoción de las instalaciones arriba mencionadas.
13.4
Adicionalmente, el ARRENDATARIO deberá entregar al ARRENDADOR en la fecha de desocupación del INMUEBLE ARRENDADO un Estudio de Impacto Ambiental Fase I realizado por un consultor ambiental acreditado y respetable, evidenciando que el INMUEBLE ARRENDADO se encuentra libre de contaminantes, materiales peligrosos o condición de contaminación, y en caso de ser aplicable, que todas las actividades de remediación han sido completadas de conformidad con la legislación ambiental y según haya sido establecido por las autoridades ambientales.

DÉCIMA CUARTA. - RETRASO EN ENTREGA DEL INMUEBLE ARRENDADO

14.1
En caso de que no se convenga por las PARTES la renovación del presente CONTRATO con anterioridad a la fecha de terminación del arrendamiento, el ARRENDATARIO deberá inmediatamente entregar la posesión del INMUEBLE ARRENDADO al ARRENDADOR, y en caso de no hacerlo, el ARRENDATARIO deberá pagar la Renta del mismo en su totalidad más un 50% (Cincuenta por ciento) adicional de Renta por daños y pérdidas desde la fecha de terminación del CONTRATO y durante la posesión del INMUEBLE ARRENDADO. No obstante, lo anterior, no deberá entenderse como una renuncia del ARRENDADOR a su derecho de obtener la posesión del INMUEBLE ARRENDADO, el recibir el pago estipulado o parte del mismo damage resulting from the above-mentioned installation or removal.
13.4
Furthermore, LESSEE shall deliver to LESSOR on the date on which LESSEE vacates the LEASED PROPERTY an Environmental Phase I Study made by a reputable and authorized environmental consultant, evidencing that the LEASED PROPERTY are free from any pollutants, Hazardous Materials or Contamination Condition, and if applicable, that all Remediation actions have been completed as provided in the Environmental Laws and set forth by the environmental authorities

FOURTEENTH. - HOLDOVER OF THE LEASED PROPERTY

14.1
In the event the PARTIES do not agree to renew the present CONTRACT prior to the date of expiry of the lease, LESSEE shall immediately surrender the possession of the LEASED PROPERTY to LESSOR and in the event of not doing so, LESSEE shall have to pay the Rent in full, plus 50% (Fifty percent) additional of Rent for damages and losses from the CONTRACT termination date during the possession of the LEASED PROPERTY. Nonetheless, the foregoing shall not be construed as a waiver by LESSOR of its right to obtain the possession of the LEASED PROPERTY, nor by receiving the stipulated payment or part thereof, or any act which apparently accepts the possession of LEASED PROPERTY does LESSOR waive its right to recover the LEASED PROPERTY.
14.2
The Absolute Lease Guaranty shall continue to be in place and effective until LESSEE vacates and delivers the LEASED PROPERTY to

o cualquier acto que en apariencia acepte la posesión del ARRENDATARIO constituirá una renuncia por parte del ARRENDADOR de recuperar el INMUEBLE ARRENDADO.
14.2
La Garantía Absoluta de Arrendamiento continuará en pleno vigor y efecto hasta que se desocupe y entregue el INMUEBLE ARRENDADO al ARRENDADOR de conformidad con los términos y condiciones del presente Contrato.

DÉCIMA QUINTA. - ENTRADA AL INMUEBLE ARRENDADO POR EL ARRENDADOR

15.1
El ARRENDATARIO permitirá al ARRENDADOR o a sus representantes autorizados la entrada al INMUEBLE ARRENDADO a cualquier hora razonable, con 24 (Veinticuatro) horas de notificación previa y por escrito, incluyendo sin limitar correo electrónico, llamada o cualquier otro medio de comunicación, con el objeto de inspeccionar y realizar las reparaciones que sean necesarias sólo si el ARRENDATARIO no las realiza dentro de los 05 (Cinco) días hábiles siguientes de que reciba el aviso correspondiente del ARRENDADOR.
15.2
Nada en esta Cláusula debe interpretarse como una obligación del ARRENDADOR para realizar dicha obra y en tal virtud, no constituye una renuncia a los derechos que el presente CONTRATO prevé por incumplimiento del ARRENDATARIO de realizar dicha obra.
15.3
En el caso en que el ARRENDATARIO decida no prorrogar este CONTRATO, el ARRENDADOR tendrá el derecho de entrar al INMUEBLE ARRENDADO en días y horas hábiles con el propósito de mostrar el INMUEBLE ARRENDADO a arrendatarios potenciales, mediante aviso dado con 12 (Doce) horas de anticipación al ARRENDATARIO y sin que ello cause inconveniente para este último, de la fecha en que el ARRENDADOR reciba notificación escrita del ARRENDATARIO de no renovación.

LESSOR in accordance with the terms and conditions of this Agreement.

FIFTEENTH. - ACCESS TO THE LEASED PROPERTY BY LESSOR

15.1
LESSEE shall allow LESSOR and its authorized representatives to enter the premises at any reasonable time within 24 (Twenty-Four) hours prior written notice, including without limitation email, call or any other means of communication in order to inspect and perform the necessary repairs, only if LESSEE were not to perform them in 05 (Five) business days after it has received the corresponding notice from LESSOR.

15.2Nothing in this Clause shall be construed as an obligation of LESSOR to make such works and therefore, it does not constitute a waiver of the rights the present CONTRACT foresees in case of non-compliance by LESSEE in regard to conducting such works.

15.3
In the event LESSEE decides not to renew this CONTRACT, LESSOR shall be entitled to enter the LEASED PROPERTY during working hours and days in order to show the LEASED PROPERTY to potential lessees, notifying LESSEE thereof 24 (Twenty-four) hours in advance and without it causing any inconveniences to the latter from the date the LESSOR receives notice from LESSEE of non-extension.

DÉCIMA SEXTA. - GARANTĺAS

16.1
El ARRENDATARIO entregará y el ARRENDADOR recibirá a la firma del presente CONTRATO la cantidad de US$24,399.69 Dólares (Veinticuatro Mil Trescientos Noventa y Nueve Dólares 69/100 Moneda de los Estados Unidos de América), Netos mas IVA, por concepto de pago equivalente al de primer alquiler, al igual una cantidad igual a 36 (Treinta y seis) meses de renta que equivale a US$878,388.84 Dólares (Ochocientos setenta y ocho mil trescientos ochenta y ocho con ochenta y cuatro Dólares 84/100 Moneda de los Estados Unidos de América) Netos por concepto de Depósito de Garantía, con el objeto de garantizar el cumplimiento de las obligaciones contraídas en el presente CONTRATO. Dicho depósito será devuelto 60 (Sesenta) días hábiles después de la terminación del presente CONTRATO de arrendamiento, sujeto a las deducciones que resulten de cuentas sin pagar, servicios públicos o gastos necesarios para reparaciones del INMUEBLE ARRENDADO. No se expedirá factura por concepto de dicho depósito en garantía, únicamente se expedirá un recibo simple o nota a favor del ARRENDATARIO. El ARRENDATARIO deberá reponer el depósito en caso de que sea utilizado por el ARRENDADOR conforme al CONTRATO.
16.1.1
Asimismo, en caso de incrementos en la Renta conforme a lo dispuesto en el presente CONTRATO, el ARRENDATARIO deberá entregar inmediatamente al ARRENDADOR y, en todo caso, a más tardar dentro de los 05 (Cinco) días hábiles siguientes a la fecha que surta efectos el incremento de Renta respectivo, la cantidad que resulte necesaria a efecto de mantener en todo momento el Depósito de Garantía actualizado. El Depósito de Garantía no generará interés o rendimiento alguno.
16.2
Simultáneamente a la celebración del presente CONTRATO, el ARRENDATARIO deberá obtener y entregar a plena satisfacción del ARRENDADOR una garantía otorgada por “VAPOTHERM INC.” Respectiva a los pagos de Renta que se originen por virtud del presente arrendamiento, y en los términos de la forma “Garantía Absoluta de Arrendamiento” que se acompaña al presente CONTRATO como Anexo “E”.

SIXTEENTH. - GUARANTEES

16.1
LESSEE will deliver and LESSOR will receive at the signing of the present agreement the amount of US$24,399.69 Dollars (Twenty-Four Thousand Three Hundred and Ninety-Nine Dollars 69/100 Currency of the United States of America) Net plus VAT, as equivalent payment of the first Rent month, as well as the amount equivalent to 36 (Thirty-Six) months Rent, which equals the amount of US$878,388.84Dollars (Eight Hundred Seventy-Eight Thousand Three Hundred Eighty-Eight Dollars 84/100 Currency of the United States of America) Net as Security Deposit, in order to guarantee the fulfillment of the obligations acquired under the present agreement. Such deposit shall be reimbursed 60 (Sixty) working days after the expiration of the present lease CONTRACT, subject to the deductions resulting from accounts payable (if any), public utility services (if any) or necessary expenses for repairs made in the LEASED PROPERTY. An invoice will not be issued for said Security Deposit, only a simple receipt or note will be issued in favor of the LESSEE. LESSEE shall reinstate the deposit in case it is used by LESSOR pursuant this CONTRACT.
16.1.1
Likewise, in the event of a Rent increase pursuant to the provisions hereof, LESSEE shall immediately provide LESSOR, and at all times, no later than within 05 (Five) business days following the effective date of the corresponding Rent increase, such amount as may be necessary to maintain, at all times, the Security Deposit updated. The Security Deposit shall not bear any interest or return.
16.2
Simultaneously with the execution of the present CONTRACT, LESSEE shall obtain and deliver at full satisfaction of LESSOR, a guarantee granted by “VAPOTHERM INC.”, in regard to the Rent payments and each and every other commitment resulting from the present lease and under the terms established in the “Absolute Lease Guaranty" form attached hereto as Exhibit "E".
16.3
If after 02 (Two) years have elapsed from the Commencement Date, and the LESSEE at all times is in compliance with his obligations to pay the Rent or other payments to which he is obliged in accordance with the provisions of this CONTRACT in due time and form; the LESSOR must reduce the amount of the Security Deposit granted to the LESSOR as

16.3
Si después de transcurridos 02 (Dos) años contados a partir de la Fecha de Inicio, y si el ARRENDATARIO en todo momento se encontrase en cumplimiento de sus obligaciones de pago de la Renta u otros pagos a los que esté obligado conforme a lo dispuesto en el presente CONTRATO en tiempo y forma; el ARRENDADOR podrá reducir el monto de Depósito de Garantía otorgado al ARRENDADOR estipulado en la Cláusula 16.1 del CONTRATO en virtud a lo siguiente:
16.3.1
Primera Reducción al Depósito de Garantía a 18 (Dieciocho) meses. Si el ARRENDATARIO demuestra a través de la revisión por parte del ARRENDADOR sobre los Estados Financieros Auditados del GARANTE, que éste mismo ha tenido una Utilidad Neta respecto del año fiscal inmediato anterior de su operación; el ARRENDADOR retornará una cantidad equivalente a 18 (Dieciocho) meses de Renta como reducción del Depósito de Garantía para quedar dicho Deposito en una cantidad equivalente a 18 (Dieciocho) meses de Renta.
16.3.2
Segunda Reducción al Depósito de Garantía a 12 (Doce) meses. Después de 01 (Un) año contado a partir de la Primera Reducción al Depósito de Garantía señalada en el inciso 16.3.1, si el ARRENDATARIO demuestra a través de la revisión por parte del ARRENDADOR sobre los Estados Financieros Auditados del GARANTE, que éste mismo ha tenido una Utilidad Neta continua respecto a los últimos 02 (Dos) años fiscales anteriores de su operación; el ARRENDADOR retornará una cantidad equivalente a 06 (Seis) meses de Renta como reducción del Depósito de Garantía para quedar dicho Deposito en una cantidad equivalente a 12 (Doce) meses de Renta.
16.3.3
Tercera Reducción al Depósito de Garantía a 06 (Dos) meses. Después de 01 (Un) año contado a partir de la Segunda Reducción al Depósito de Garantía señalada en el inciso 16.3.2, si el ARRENDATARIO demuestra a través de la revisión por parte del ARRENDADOR sobre los Estados Financieros Auditados del GARANTE, que éste mismo ha tenido una Utilidad Neta continua respecto a los últimos 03 (Tres) fiscales años anteriores de su operación; el ARRENDADOR retornará una cantidad equivalente a 06 (Seis) meses de Renta como reducción del Depósito de Garantía para quedar dicho Deposito en una stipulated in Clause 16.1 of the CONTRACT by virtue of the following:
16.3.1
First Reduction to the Guarantee Deposit to 18 (Eighteen) months. If the LESSEE demonstrates through the review by the LESSOR of the GUARANTOR’s Audited Financial Statements, that the latter has had a Net Profit with respect to its immediately preceding operational fiscal year; the LESSOR shall return an amount equivalent to 18 (Eighteen) months of Rent as a reduction of the Security Deposit to result such Deposit in an amount equivalent to 18 (Eighteen) months of Rent.
16.3.2
Second Reduction to the Guarantee Deposit to 12 (Twelve) months. After 01 (one) year have elapsed from the First Reduction to the Guarantee Deposit as stipulated in Clause 16.3.1, if the LESSEE demonstrates through the review by the LESSOR of the GUARANTOR’s Audited Financial Statements, that the latter has had a continuous Net Profit with respect to its last 02 (Two) fiscal years of its operation; the LESSOR shall return an amount equivalent to 06 (Six) months of Rent as a reduction of the Security Deposit to result such Deposit in an amount equivalent to 12 (Twelve) months of Rent.
16.3.3
Third Reduction to the Guarantee Deposit to 06 (Six) months. After 01 (One) year have elapsed from the Second Reduction to the Guarantee Deposit as stipulated in Clause 16.3.2, if the LESSEE demonstrates through the review by the LESSOR of the GUARANTOR’s Audited Financial Statements, that the latter has had a continuous Net Profit with respect to its last 03 (Three) fiscal years of its operation; the LESSOR shall return an amount equivalent to 06 (Six) months of Rent as a reduction of the Security Deposit to result cantidad equivalente a 06 (Seis) meses de Renta.
16.3.4
Si el ARRENDATARIO en cualquier momento después de la ejecución de la Segunda Reducción y/o Tercera Reducción al Depósito de Garantía, y presentase al ARRENDADOR Estados Financieros Auditados del GARANTE con Pérdida Neta; el Depósito de Garantía se actualizará a 18 (Dieciocho) meses, debiendo el ARRENDATARIO entregar de inmediato al ARRENDADOR la cantidad equivalente que corresponda para que dicho depósito quede actualizado a los 18 (Dieciocho) meses señalados con antelación.

DÉCIMA SÉPTIMA. - NO INTROMISIÓN Y VENTA

17.1
El ARRENDATARIO conviene en que el ARRENDADOR someterá el presente CONTRATO (incluida cualquier prórroga) a cualquier hipoteca o gravamen constituido sobre el INMUEBLE ARRENDADO, en el entendido que el acreedor convenga en no interferir con la posesión y otros derechos del ARRENDATARIO bajo el presente CONTRATO por el tiempo en que el ARRENDATARIO continúe cumpliendo con sus obligaciones. En el caso de que el acreedor adquiera el título de propiedad por remate o cualquier otro medio, o que el INMUEBLE ARRENDADO sea adquirido por un tercero, el nuevo propietario aceptará que el ARRENDATARIO es parte en el arrendamiento y ejecutará las obligaciones del ARRENDADOR en los términos de este arrendamiento y el ARRENDATARIO reconocerá a dicho acreedor o persona que adquiera la propiedad del INMUEBLE ARRENDADO como el nuevo arrendador. En su caso, el ARRENDATARIO y el ARRENDADOR acuerdan celebrar los actos necesarios para ejecutar los acuerdos contenidos en la presente Cláusula.

DÉCIMA OCTAVA. - CLAÚSULA AMBIENTAL

18.1
El Arrendatario, a partir de la Fecha de Ocupación Benéfica, está obligado a utilizar el INMUEBLE ARRENDADO de conformidad con la Legislación Ambiental aplicable y deberá indemnizar y mantener al such Deposit in an amount equivalent to 06 (Six) months of Rent.
16.3.4
If the LESSEE at any time after the execution of the Second Reduction and/or Third Reduction to the Security Deposit and provides to LESSOR Audited Financial Statements of the GUARANTOR with Net Loss; the Security Deposit will be updated to 18 (Eighteen) months, and the LESSEE must immediately deliver to the LESSOR the corresponding equivalent amount, so that said Deposit is updated to the aforementioned 18 (Eighteen) months.

SEVENTEENTH. - NO INTERFERENCE AND SALE

17.1
LESSEE agrees that the LESSOR submit the present agreement (including any extension thereof) to any mortgage or lien constituted on the LEASED PROPERTY, with the understanding that the creditor agrees to not interfering with the possession and other rights of LESSEE under the present agreement during the time in which LESSEE continues fulfilling its obligations. In the case the creditor acquires the title of ownership by auction or any other means, or should the LEASED PROPERTY be sold to a third party, the new owner should accept that LESSEE is a party to the lease and to execute the obligations of LESSOR under the terms of this lease agreement and LESSEE shall acknowledge such creditor or person acquiring the ownership of the LEASED PROPERTY. LESSEE and LESSOR agree to perform all necessary acts to execute the agreements contained in this Clause.

EIGHTEENTH. - ENVIRONMENTAL CLAUSE

18.1
The LESSEE, as of Commencement Date, is obligated to use the LEASED PROPERTY in accordance with applicable Environmental Laws and shall indemnify and keep LESSOR and its shareholders, directors, officers and employees harmless from any loss, claim, legal action, penalty or punishment, either administrative, civil or criminal liability of any federal, state or city agency that relates to the LEASED PROPERTY and that it arises from a

Arrendador, y sus accionistas, directores, funcionarios y empleados libres de cualquier pérdida, reclamo, acción legal, pena o sanción, ya sea administrativa, civil o penal de cualquier agencia federal, estatal o municipal que se relacione con el INMUEBLE ARRENDADO y que se derive de un incumplimiento o violación por parte del ARRENDATARIO, sus funcionarios, empleados y/o sus representantes legales, a cualquier Legislación Ambiental o de cualquier otro tipo de contingencias ambientales que hayan ocurrido con posterioridad a la fecha de firma de este CONTRATO y hasta la fecha de vencimiento del TÉRMINO DEL ARRENDAMIENTO (incluso posterior al Término si el acto u omisión se originó previo al TÉRMINO DEL ARRENDAMIENTO) y que se originen en y/o afecten al INMUEBLE ARRENDADO y/o al Arrendador. Igualmente, el Arrendatario tendrá la obligación de notificar al Arrendador y mantenerlo informado por escrito, del desarrollo y resultado de cualquier proceso de carácter judicial o administrativo en que el Arrendatario sea parte, relacionado con autorizaciones, permisos, verificaciones, infracciones, daños, perjuicios o acciones en general en materia ambiental, de carácter federal, estatal o municipal, incluyendo pero no limitado a impacto ambiental, contaminación del aire, suelo o agua, ruido, residuos y residuos peligrosos, uso, aprovechamiento y descarga de aguas nacionales, en su conjunto “Materia Ambiental”. El incumplimiento con esta Cláusula será considerado como causal especial de rescisión de CONTRATO, sin necesidad de declaración judicial y sin relevar al Arrendatario de responder, indemnizar y sacar en paz y a salvo al Arrendador de cualquier responsabilidad, daño o perjuicio que se genere en, para o relacionado al INMUEBLE ARRENDADO en Materia Ambiental.
18.2
PERMISOS, LICENCIAS Y EQUILIBRIO ECOLÓGICO. El Arrendatario se obliga a usar el INMUEBLE ARRENDADO de conformidad con las leyes ambientales aplicables. Las disposiciones de este CONTRATO y la Legislación aplicable determinarán la responsabilidad del ARRENDATARIO. Adicionalmente, el Arrendador durante cada año del breach or violation by the LESSEE, its officers, employees and or their legal representatives, to any Environmental Legislation or any other environmental contingencies that occurred after the signing date of this CONTRACT until the expiration date of the TERM OF THE LEASE (including after the TERM OF THE LEASE if the act or omission is originated prior to the TERM OF THE LEASE) and originating from and/or affecting the LEASED PROPERTY and/or LESSOR. Also, the LESSEE shall be obligated to notify LESSOR and keep it informed in writing of the conduct and outcome of any process of judicial or administrative proceeding to which the LESSEE is a party, related to authorizations, permits, inspections, violations, damages or general actions on the environment matter, federal, state or municipal, including but not limited to environmental impact, air, soil or water pollution, noise, waste and hazardous waste, use, domestic wastewater discharge, as a whole “Environmental Matters.” Failure to comply with this Clause shall be considered as special grounds for termination of CONTRACT, without need of judicial declaration and without relieving LESSEE to respond, indemnify and hold harmless LESSOR from any liability, loss or damage that is generated in, for or related to LEASED PROPERTY to Environmental Matters.
18.2
PERMITS, LICENSES AND ECOLOGICAL BALANCE. LESSEE agrees to use the LEASED PROPERTY in accordance with applicable environmental laws. The provisions of this CONTRACT and the applicable Legislation will determine the responsibility of LESSEE. Additionally, each year of the TERM OF THE LEASE or when requested in writing to LESSEE, LESSOR shall be entitled to make in the LEASED PROPERTY inspections, studies and/or checks where indicates that the LEASED PROPERTY is free from contaminants and in compliance with applicable Environmental Legislation. The costs arising from the above will be covered by LESSOR, it being understood, however, if the results are unfavorable, LESSEE shall reimburse LESSOR for any expenditure incurred within 05 (Five) business days following the filing receipt and the results thereof, and in which case LESSEE shall immediately implement, at its own expense, all remedial actions necessary to eliminate any contamination of the LEASED PROPERTY

TÉRMINO DEL ARRENDAMIENTO o cuando lo solicite por escrito al Arrendatario, estará facultado a realizar en el INMUEBLE ARRENDADO inspecciones, estudios y/o verificaciones en los cuales se haga constar que el INMUEBLE ARRENDADO se encuentra libre de contaminantes y en cumplimiento con la Legislación Ambiental aplicable. Los costos que deriven de lo anterior serán cubiertos por el Arrendador, en el entendido, sin embargo, que si los resultados obtenidos son desfavorables, el Arrendatario deberá reembolsar al Arrendador todo gasto en que hubiera incurrido, dentro de los 05 (Cinco) días hábiles siguientes a la presentación del recibo y de los resultados correspondientes, y en cuyo caso el arrendatario deberá inmediatamente implementar, bajo su propio costo, todas las acciones de remediación que resulten necesarias a fin eliminar del INMUEBLE ARRENDADO todo contaminante y/o sustancia, material o residuo peligroso causado por el Arrendatario que aparezca en dichos resultados, e inclusive, el Arrendatario se obliga, en ese supuesto, a someterse a los programas de autorregulación y auditoría ambiental o similares vigentes ante la Procuraduría Federal de Protección al Ambiente o autoridad que le sustituyera, tales como “Industria Limpia” o similares, para garantizar el cumplimiento con la legislación ambiental y en su caso, la remediación de infracciones, irregularidades o contaminación en que el Arrendatario llegase a incurrir. El incumplimiento a lo estipulado en la presente clausula será causa de rescisión del presente CONTRATO y entrega inmediata de la posesión del INMUEBLE ARRENDADO al ARRENDADOR, sin embargo, no exime al ARRENDATARIO a pagar todos los daños y perjuicios causados por dicho incumpliendo.
18.3
MATERIALES PELIGROSOS. Salvo por los Materiales Peligrosos en productos utilizados por el Arrendatario en mínimas cantidades para operaciones de industria ligera y mediana en cumplimiento con la Legislación Ambiental, el Arrendatario no podrá utilizar Materiales Peligrosos en el INMUEBLE ARRENDADO. El Arrendatario será el única y total responsable por el uso de cualesquiera Materiales Peligrosos en el INMUEBLE and any substance, material or hazardous waste caused by LESSEE that appear in these results, and even the LESSEE undertakes, in such cases, to undergo self-regulatory programs and environmental auditing or similar force with the Federal Environmental Protection Agency or authority to replace it, such as "Industria Limpia" or similar, to ensure compliance with environmental legislation and where appropriate, remediation of violations, irregularities or contamination that LESSEE may incur. Failure to comply with the above will result in the termination of the present agreement by rescindment and delivery of possession of the LEASED PROPERTY to the LESSOR, however this will not relieve the LESSEE of its responsibility to pay for any and all damages as a result of said breach.
18.3
HAZARDOUS MATERIALS. Except for Hazardous Materials contained in products used by LESSEE in minimal quantities for light and medium industry operations in compliance with all applicable Environmental Laws, LESSEE shall not use Hazardous Materials in the LEASED PROPERTY. LESSEE shall be solely and fully liable for the use of any Hazardous Materials in the LEASED PROPERTY; provided that, LESSEE hereby undertakes to indemnify and hold LESSOR harmless against any action, claim, proceeding, fine or penalty related to the use or presence of Hazardous Materials.

ARRENDADO; en el entendido que, el Arrendatario por este medio se obliga a indemnizar y sacar en paz y a salvo al ARRENDADOR de cualquier acción, reclamación, procedimiento, multa o sanción relacionada con el uso o presencia de Materiales Peligrosos.
18.3.1
El Arrendatario deberá entregar al ARRENDADOR una lista de todos los Materiales Peligrosos utilizados en INMUEBLE ARRENDADO junto con sus correspondientes permisos dentro de los 05 (Cinco) días hábiles siguientes a la solicitud por escrito del ARRENDADOR.
18.3.2
“Materiales Peligrosos” significa cualquier sustancia, material o residuo tóxico, contaminante, peligroso, industrial, de petróleo, radioactivo, corrosivo, reactivo, explosivo, residuo peligroso, residuo especial, inflamable o infeccioso, ya sean en estado sólido, líquido o gaseoso o cualquier componente o derivado de dichas sustancias, materiales o residuos o cualquier otra sustancia, material o residuo regulado, definido, caracterizado o referenciado en la Legislación Ambiental o que pueda afectar de manera negativa a la salud humana o al Medio Ambiente.
18.4
Las PARTES reconocen que el ARRENDADOR entregará al ARRENDATARIO un Estudio Ambiental Fase I del EDIFICIO. De la misma manera, el ARRENDATARIO le proporcionará al ARRENDADOR un Estudio Ambiental de Fase I, antes de desalojar las instalaciones al final del TÉRMINO DEL ARRENDAMIENTO. En caso de que se encuentre contaminación en el INMUEBLE ARRENDADO, el ARRENDATARIO limpiará, reparará y restaurará de manera rápida y diligente dicha situación a su propio costo, e inmediatamente después de dicha limpieza y restauración, obtendrá la opinión de un inspector de laboratorio y perito ambiental acreditado en México que el INMUEBLE ARRENDADO está libre de contaminación y cumple con las leyes ambientales aplicables. Cada parte será responsable de los costos del respectivo Estudio Ambiental Fase I. Cada Estudio Ambiental Fase I, será realizado por un consultor ambiental acreditado y respetable.

18.3.1
LESSEE shall provide LESSOR a list of all Hazardous Materials used in the LEASED PROPERTY along with their corresponding permits, within 05 (Five) business days after LESSOR’s written request.
18.3.2
“Hazardous Materials” means any toxic waste, pollutant, contaminant, hazardous, industrial, toxic, oil based, radioactive, corrosive, reactive, explosive, hazardous waste, special waste, flammable or infectious substance, material or toxic waste, either liquid, solid or gaseous, or any other component or derivative from such materials, substances, or waste, or any other substance, material or waste regulated, defined, characterized or referred to in the Environmental Laws or that may adversely affect human health or the Environment
18.4
The PARTIES acknowledge that LESSOR shall deliver to LESSEE a Phase I Environmental Study of the BUILDING. In the same manner LESSEE will provide to LESSOR an Environmental Phase I Study prior to vacating the premises at the end of the TERM OF THE LEASE. In the event that contamination is found in the LEASED PROPERTY, LESSEE will promptly and diligently clean, remedy and restore such situation at its own cost, and immediately after such cleaning and restoration, obtain the opinion of a Mexican accredited laboratory and environmental surveyor that the LEASED PROPERTY is free of any contamination and in compliance with the applicable Environmental Laws. Each Party shall be responsible for the costs of the respective Environmental Phase I Study. Each Environmental Phase I Study shall be made by an international reputable and authorized environmental consultant.

DÉCIMA NOVENA. - CAUSALES DE RESCISIÓN

19.1 La realización por el ARRENDATARIO, de cualquiera de los supuestos siguientes constituirá causal de rescisión, sin responsabilidad para el ARRENDADOR:

a)
Que en 02 (Dos) o más ocasiones continuas o acumuladas, el ARRENDATARIO omita realizar en tiempo y forma, el pago de Renta, cuota de mantenimiento o cualquier otro pago que sea obligación del ARRENDATARIO realizar.
b)
Salvo lo previsto en el párrafo anterior, la omisión del ARRENDATARIO de cumplir cualquier convenio, condición o provisión del presente CONTRATO de arrendamiento, cuando dicha omisión continúe por más de un período de 15 (Quince) días naturales contados a partir del requerimiento que le haga el ARRENDADOR, si la naturaleza del incumplimiento es tal que no pueda ser resarcida mediante el simple pago de dinero y se requieran más de 30 (Treinta) días para la reparación, el ARRENDATARIO no incumplirá con dichas obligaciones si empieza a realizar los actos tendientes a la reparación dentro del período de 30 (Treinta) días y utilice su mejor esfuerzo razonable para que sean concluidos en un plazo no mayor de 30 (Treinta) días contados a partir de la fecha del requerimiento por escrito hecho por el ARRENDADOR, salvo que se requiera un periodo mayor para terminar las reparaciones en base a la opinión de los contratistas o peritos del ARRENDATARIO.
c)
Una cesión general por el ARRENDATARIO para beneficio de acreedores del ARRENDADOR.
d)
La presentación de una demanda del ARRENDATARIO y/o GARANTE, o contra el ARRENDATARIO y/o GARANTE solicitando se le declare insolvente para efectos de la quiebra a menos que dicha demanda sea sobreseída dentro de los 30 (Treinta) días naturales siguientes a su presentación.
e)
La designación de un síndico o interventor para tomar posesión de todos o una parte substancial de los bienes del ARRENDATARIO.

NINETEENTH. - RESCISSION CAUSES

19.1Incurring by the LESSEE of any of the following shall constitute a rescission cause, with no responsibility to LESSOR:

a)
That on 02 (Two) or more continued or accumulated occasions, the LESSEE fails to make in a timely manner, the payment of Rent, maintenance fee or any other payment that is the obligation of the LESSEE to make.
b)
With the exception of what is foreseen under the foregoing paragraph, were LESSEE to omit to fulfill any material agreement, condition or provision of the present lease CONTRACT, when such omission continues for a 15 (Fifteen) calendar day period, as of the date LESSEE receives the corresponding written notice from LESSOR; if the nature of the non-compliance were such it were impossible to compensate it by means of just paying moneys, and more than a 30 (Thirty) day period were required for its repair, LESSEE shall not be in non-compliance of such obligations were it to initiate the acts tending to such repair within the 30 (Thirty) day period and use its best reasonable effort to finish the repairs on a period of no more than 30 (Thirty) days starting from the date of reception of the written notice of LESSOR, unless an otherwise larger period is required to complete any repairs based on LESSEE's contractor and/or expert's opinion.
c)
A general assignment by the LESSEE for the benefit of LESSOR’s creditors.
d)
A complaint filed by or against LESSEE and/or GUARANTOR demanding to be declared insolvent for effects of bankruptcy, provided such claim is not superseded within a period of 30 (Thirty) calendar days after it has been filed.
e)
The designation of an auditor or controller to take possession of all the properties of LESSEE or a substantial part thereof.
f)
The attachment, execution or any other judicial act against all of the properties of LESSEE or a substantial part thereof.
g)
That LESSEE leaves the LEASED PROPERTY in advance, without prior agreement and in writing with the LESSOR.

f)
El embargo, ejecución o cualquier otro acto judicial contra todos o una parte substancial de los bienes del ARRENDATARIO.
g)
Que abandone anticipadamente el INMUEBLE ARRENDADO, sin acuerdo previo y por escrito con el ARRENDADOR.
h)
En general cualquier incumplimiento por parte del ARRENDATARIO a las disposiciones del presente CONTRATO sin que sea remediado en el plazo establecido en el inciso b) anterior.

19.2
En caso de cualquier violación a lo dispuesto en este CONTRATO por parte del ARRENDATARIO, el ARRENDADOR, además de otros derechos que le asistan, podrá terminar este arrendamiento y ejercer el valor total de la “Garantía Absoluta de Arrendamiento” 30 (Treinta) días después de que el ARRENDATARIO haya recibido notificación por escrito o la terminación por parte del ARRENDADOR. Si el ARRENDADOR toma posesión del INMUEBLE ARRENDADO por medios legales o por medio de cualquier notificación establecida por la ley, este CONTRATO de arrendamiento se considerará terminado y el ARRENDADOR realizará su mejor esfuerzo para dar en arrendamiento el INMUEBLE ARRENDADO o cualquier parte del mismo en los términos y condiciones y por la renta que estime razonable, con el derecho de realizar alteraciones menores y reparaciones al INMUEBLE ARRENDADO.
19.3
En forma adicional a lo referido en el numeral anterior, en caso de cualquier violación a lo dispuesto en este CONTRATO por parte del ARRENDATARIO; hará liquida y exigible la obligación del ARRENDATARIO de cubrir en forma inmediata a favor del ARRENDADOR, lo siguiente:

A.
Todos los montos de Renta causados y no pagados por el ARRENDATARIO a la fecha de rescisión del presente CONTRATO;
B.
Todos los montos de Renta correspondientes al resto de los meses de vigencia contractual, conforme a la cláusula QUINTA del presente CONTRATO;

h)
In general any default by LESSEE to the provisions of this CONTRACT without being cured within the term established in item b) above.

19.2
In case of any violation by LESSEE of what has been stipulated herein, besides having other rights, LESSOR may terminate this lease agreement, and exercise the total value of the “Absolute Lease Guaranty”, 30 (Thirty) days after LESSEE has received written notice or the termination by LESSOR. If LESSOR takes possession of the LEASED PROPERTY by legal means of through any lawfully established notification, this lease CONTRACT shall be deemed terminated and LESSOR shall conduct its best effort to lease the LEASED PROPERTY or any part thereof, under the terms and conditions and for the rent it may deem reasonable, having the right to make minor changes and repairs in the LEASED PROPERTY.
19.3
In addition to what is referred to in item above, in the event of any violation of the provisions of this CONTRACT by the LESSEE; will make liquid and enforceable the LESSEE's obligation to immediately cover in favor of the LESSOR, the following:

A.
All amounts of Rent caused and not paid by the LESSEE on the date of termination of this CONTRACT;
B.
All the amounts of Rent corresponding to the rest of the months of contractual validity, according to the FIFTH clause of this CONTRACT;
C.
The value of any amount of rent not collected or reduced as a grace period or charitable income; and
D.
All reasonable expenses incurred by the LESSOR in pursuing its remedies, including without limitation reasonable attorney's fees as well as costs and costs of judgment.

C.
El valor de todo monto de Renta no cobrada o reducida como periodo de gracia o Renta benéfica; y
D.
Todos los gastos razonables incurridos por el ARRENDADOR en la persecución de sus recursos, incluyendo sin limitación honorarios razonables de abogados, así como gastos y costas de juicio.

19.4 Con respecto a esta cláusula 19, en el caso de incumplimientos económicos o de otro tipo que resulten en una responsabilidad económica para el ARRENDADOR por parte del ARRENDATARIO, el ARRENDADOR primero ejercerá uso de los depósitos descritos en la cláusula 16 y, de otra manera, primero buscará al GARANTE para la satisfacción de cualquier responsabilidad insatisfecha.

VIGÉSIMA. - INDEMNIZACIÓN

20.1
En relación al INMUEBLE ARRENDADO, el ARRENDADOR acepta indemnizar y dejar libre de toda responsabilidad al ARRENDATARIO por cualquier demanda por lesiones personales o daños en propiedad ajena durante la vigencia del presente CONTRATO, siempre que resulte de la negligencia o conducta indebida del ARRENDADOR, sus empleados, sirvientes, agentes, representantes, licenciatarios, cesionarios o invitados, misma que será respaldada con la póliza de Responsabilidad Civil en vigencia del ARRENDADOR, y el ARRENDATARIO acepta indemnizar y dejar libre de toda responsabilidad al ARRENDADOR por cualquier demanda por lesiones personales, o daño en propiedad ajena durante la vigencia del presente CONTRATO, siempre que resulte de la negligencia o conducta indebida del ARRENDATARIO, sus empleados, contratistas, subcontratistas, sirvientes, agentes, representantes, licenciatarios, cesionarios o invitados.

VIGÉSIMA PRIMERA. - USO PACĺFICO

21.1
El ARRENDADOR se obliga a que el ARRENDATARIO podrá, mediante el pago de la Renta y cumpliendo con lo previsto en el presente CONTRATO, gozar y disfrutar del uso pacífico del INMUEBLE ARRENDADO

19.4 With respect to this clause 19, in the event of economic or other defaults which result in economic liability to LESSOR by LESSEE, LESSOR shall first look to the deposits outlined in clause 16 and otherwise shall first pursue the GUARANTOR for satisfaction of any unsatisfied liabilities.

TWENTIETH. - INDEMNIFICATION

20.1
In regard to the LEASED PROPERTY, LESSOR agrees to indemnify and to hold LESSEE harmless of any claim for personal injuries or damages to property ownership of third parties during the term of the present CONTRACT, provided such injuries or damages are due to negligence or undue behavior of LESSOR, its employees, servants, agents, representatives, licensees, concessionaires, or guests same that will be covered by LESSOR’s Liability Insurance and LESSEE accepts to indemnify and hold LESSOR harmless of any claim due to personal injuries or property ownership of third parties during the term of this agreement, provided such injuries or damages are due to negligence or undue behavior of LESSEE, its employees, contractors, subcontractors, servants, agents, representatives, licensees, concessionaires, or guests.

TWENTY-FIRST. - PEACEFUL USE

21.1
LESSOR agrees that LESSEE shall be entitled, through the Rent payment and by fulfilling what has been set forth herein, to enjoy the peaceful use of the LEASED PROPERTY during the term of this CONTRACT, without any interference, intermission or without being bothered by LESSOR, any other tenant of the Industrial Park or any other third party.

durante la vigencia del presente CONTRATO, sin interferencia, intromisión o molestias por parte del ARRENDADOR, cualquier otro ARRENDATARIO del Parque Industrial o de cualquier tercero.

VIGESIMA SEGUNDA. - RENUNCIA AL DERECHO DEL TANTO

22.1
El ARRENDATARIO en este acto manifiesta su renuncia a cualquier derecho del tanto que le corresponde o pudiere ejercer sobre el INMUEBLE ARRENDADO en caso de que el ARRENDADOR y/o el PROPIETARIO decida vender el INMUEBLE ARRENDADO a cualquier tercero.

VIGÉSIMA TERCERA. - AVISOS

23.1
En cualquier caso, que sea necesario o deseable para cualquiera de las PARTES hacer cualquier notificación o reclamo a la otra parte, conforme a las disposiciones de este CONTRATO de arrendamiento, tal notificación o reclamo deberá hacerse personalmente o a través de correo certificado o registrado con acuse de recibo, dirigido al domicilio que aparece a continuación, hasta en tanto el mismo sea modificado y notificado por la parte correspondiente. Todas las notificaciones o comunicaciones entre las PARTES se realizarán a su domicilio correspondiente señalado en este párrafo para que surtan efectos, y podrán girar copia a sus domicilios secundarios y del GARANTE cuando se traten de notificaciones materiales.

El ARRENDADOR: Blvd. Acapulco 14700, Parque Industrial Pacífico, Tijuana, Baja California, México, Tel: (664) 626-5488.

Correo: legal@atisa.com

El ARRENDATARIO: El INMUEBLE ARRENDADO

Secundario: Aguila Coronada 19491, Baja Maq. El Aguila

Tijuana, BC México 22215

Correo: rbaldwin@tacna.net, Odiaz@tacna.net, mulbrich@tacna.net

TWENTY-SECOND. - SURRENDER OF FIRST RIGHT OF REFUSAL

22.1
The LESSEE in this act willfully renounces any right they may have or may execute regarding the right of first refusal over the LEASED PROPERTY in the event that the LESSOR and/or OWNER decides to sell the LEASED PROPERTY to any third party.

TWENTY-THIRD. - NOTICES

23.1
In any case were deemed necessary or desirable for any of the parties to notify or to demand something from the other party in accordance with the provisions of this lease CONTRACT, such notification or demands shall be made personally or by certified or registered mail, with acknowledgment or receipt, addressed to the address appearing below, until such address is modified and notified by the corresponding party. All notifications or communications between the PARTIES will be made to their corresponding address indicated in this paragraph in order to take effect, and they may send a copy to their secondary addresses and to the GUARANTOR when it comes to material notifications.

LESSOR: Blvd. Acapulco 14700, Parque Industrial Pacífico, Tijuana, Baja California, México, Tel: (664) 626-5488.

Email: legal@atisa.com

LESSEE: The LEASED PROPERTY.

Secondary: Aguila Coronada 19491, Baja Maq. El Aguila

Tijuana, BC Mexico 22215

Email: rbaldwin@tacna.net, Odiaz@tacna.net, mulbrich@tacna.net

GUARATOR: 100 Domain Drive, Suite 102, Exeter, NH, U.S., Zip Code 09833.

Email: ap@vtherm.com

GARANTE: 100 Domain Drive, Suite 102, Exeter, NH, Estados Unidos de América, C.P. 09833.

Email: ap@vtherm.com

VIGÉSIMA CUARTA. - TOTALIDAD DEL CONTRATO

24.1
Este CONTRATO y sus anexos contienen todos los acuerdos y condiciones que imperan entre las PARTES. En consecuencia, las PARTES reconocen que, a la firma de este CONTRATO, todos los acuerdos previos estarán debidamente formalizados y cumplidos a excepción de los contemplados en el presente.
24.2
Si cualquier término, acuerdo, condición o Cláusula de este arrendamiento o su aplicación hacia cualquier persona o circunstancia, se declara como nula, inválida o inexigible, por un tribunal competente, las restantes cláusulas, acuerdos y condiciones o su aplicación hacia cualquier persona o circunstancia permanecerán en vigor.

VIGÉSIMA QUINTA. - PRIVACIDAD

25.1
Las PARTES se comprometen a garantizar y salvaguardar su derecho a la privacidad y la autodeterminación informativa, de conformidad con las políticas de privacidad de ambas PARTES respectivamente, así como con lo dispuesto en la Ley Federal de Protección de Datos Personales en Posesión de los Particulares (“LFPDP”) y su Reglamento (“RLFPDP”). Los datos personales que se le podrán requerir serán los necesarios para la adecuada prestación de nuestros servicios dentro de los Estados Unidos Mexicanos.

25.1.1
Cada una de las PARTES contratantes, almacenará sus datos personales exclusivamente para las finalidades descritas en el presente Aviso de Privacidad y durante el tiempo que sea necesario de conformidad con lo que establezcan las disposiciones legales vigentes. En el caso de que cualquiera de las PARTES comparta los datos personales con terceros se asegurará de que dichos terceros tomen las medidas necesarias para proteger la confidencialidad y seguridad de sus datos

TWENTY-FOURTH. - ENTIRE AGREEMENT

24.1
This agreement and its exhibits contain all the covenants and conditions established between the PARTIES. Consequently, the PARTIES acknowledge that after signing this CONTRACT, all other previous agreements shall be duly recorded and fulfilled, except for those contemplated herein.
24.2
If any term, agreement, condition or Clause herein or its application regarding any individual or circumstance were to be declared null, void or unfillable by a competent court, the remaining clauses, agreements and conditions or their application in regard to any individual or circumstance shall remain in force.

TWENTY-FIFTH. - PRIVACY

25.1
The PARTIES undertake to guarantee and safeguard their right to privacy and information self-determination, in accordance with the privacy policies of both PARTIES, respectively, as well as the provisions of the Federal Law on the Protection of Personal Data Held by Private Parties. (“LFPDP”) and its Regulation (“RLFPDP”). The personal data that may be required will be necessary for the proper provision of our services within the United States of Mexico.
25.1.1
Each of the contracting PARTIES will store your personal data exclusively for the purposes described in this Privacy Notice and for as long as necessary in accordance with what is established by the legal provisions in force. In the event that any of the PARTIES share the personal data with third parties, it will ensure that said third parties take the necessary measures to protect the confidentiality and security of their personal data. Likewise, said third parties will be required to comply with the privacy policies of personales. Asimismo, se requerirá a dichos terceros que cumplan con las políticas de privacidad de cada una de las PARTES, así como con las disposiciones legales vigentes.
25.1.2
Ambas PARTES reciben en este acto el respectivo Aviso de Privacidad de su contraparte.
25.2
Las PARTES acuerdan que para efectos del presente CONTRATO, se entiende como Información Confidencial toda la información del ARRENDADOR y del ARRENDATARIO o de cualquiera de sus dependientes, directivos, familiares o terceros, ya sea escrita, oral y gráfica o contenida en medios escritos, electrónicos o electromagnéticos, la que incluye de manera enunciativa más no limitativa, planos, diseños, información técnica, financiera y comercial e industrial relativa a estructura de sus empresas, planos de construcción, estados financieros, nombre de clientes o socios actuales o potenciales, propuestas de negocios, nómina, estrategias de negocios, estructura organizacional, composición de la sociedad y de la corporación, reportes, planes proyecciones de mercado, datos y cualquier otra información industrial, junto con fórmulas, mecanismos, patrones, métodos, técnicas, procesos de análisis, marcas registradas o no registradas, nombres comerciales, patentes, modelos y diseños industriales, derechos de autor, documentos de trabajo, compilaciones, comparaciones y estudios entre otros (en lo sucesivo la “INFORMACIÓN CONFIDENCIAL”).
25.2.1
Así pues, acuerdan ambas PARTES que toda y cualquier INFORMACIÓN CONFIDENCIAL, que en cualquier momento haya tenido o tenga bajo su custodia, y/o tenga o haya tenido a su disposición o de la que tenga conocimiento el ARRENDATARIO, en relación al ARRENDADOR o de cualquiera de sus dependientes, directivos, familiares o terceros, es considerado como INFORMACIÓN CONFIDENCIAL.
25.2.2
Las PARTES acuerdan que el ARRENDATARIO se obliga a que toda y cualquier INFORMACIÓN CONFIDENCIAL, deberá ser mantenida por el ARRENDATARIO permanentemente en secreto, y en ningún momento podrá ser divulgada, transmitida, publicada, o hecha saber a ningún tercero, ya sea por el ARRENDATARIO y/o por cualquiera de sus funcionarios, dependientes, o terceros, con each of the PARTIES, as well as with the legal provisions in force.

25.1.2
Both PARTIES receive their counterparties’ respective Privacy Notice in this act.
25.2
The PARTIES agree that for purposes of this agreement, Confidential Information is understood as all information of the LESSOR and LESSEE or any of its dependents, managers, family members or third parties, whether written, oral and graphic or contained in written, electronic or electromagnetic media, which includes, but is not limited to, plans, designs, technical, financial and commercial and industrial information related to the structure of its companies, construction plans, financial statements, names of current or potential clients or partners, business proposals, payroll, business strategies, organizational structure, composition of society and corporation, reports, plans market projections, data and any other industrial information, along with formulas, mechanisms, patterns, methods, techniques, analysis processes, trademarks or unregistered, trade names, patents, models and industrial designs, Copy rights, work documents, compilations, comparisons and studies among others (hereinafter the “CONFIDENTIAL INFORMATION”).
25.2.1
Therefore, both PARTIES agree that any and all CONFIDENTIAL INFORMATION, that at any time they have had or have in their custody, and/or have or have had at their disposal or of which they have knowledge the LESSEE, in relation to the LESSOR or of any of your dependents, managers, family members or third parties, is considered CONFIDENTIAL INFORMATION.
25.2.2
The PARTIES agree that the LESSEE agrees that any and all CONFIDENTIAL INFORMATION, must be kept by the LESSOR permanently in secret, and at no time may be disclosed, transmitted, published, or made known to any third party, either by the LESSEE and/or by any of its officers, employees, or third parties, regardless of whether this CONTRACT has been terminated, rescinded or for any reason ceases to have legal force. The foregoing, in the understanding that, in addition to the responsibility to which the violator of the terms agreed upon here is entitled, regarding the misuse that may be given to the information in accordance with the provisions of the independencia de que el presente CONTRATO haya sido terminado, rescindido o por cualquier circunstancia deje de tener fuerza legal. Lo anterior, en el entendido de que, en forma adicional a la responsabilidad a que saga acreedora el violador de los términos aquí pactados, respecto del mal uso que pueda darse a la información conforme a lo dispuesto en la Ley de la Propiedad Industrial, la violación a dicha confidencialidad hará efectivo el derecho del ARRENDADOR de ejercitar en contra del ARRENDATARIO todas y cada una de las acciones legales que considere procedentes.
25.2.3
El ARRENDATARIO responderá por el fiel cumplimiento de la obligación de confidencialidad que por este CONTRATO han asumido, obligándose a disponer las medidas conducentes para que sus empleados, asesores, representantes y/o mandatarios observen la obligación de confidencialidad objeto de este instrumento.

VIGESIMA SEXTA. - ANTILAVADO

26.1
Las PARTES declaran expresamente que la fuente de los recursos con los que han adquirido los bienes que serán materia de la presente operación, y de las operaciones que de la celebración del presente CONTRATO deriven, incluyendo el pago de la Renta establecido en este CONTRATO, se han obtenido de fuentes lícitas, producto de actividades realizadas dentro del marco de la ley y que no existe conexión alguna entre el origen, procedencia o destino del INMUEBLE ARRENDADO o los productos que genere y actividades ilícitas o de apoyo a grupos terroristas o delincuenciales. Asimismo, declaran que están enterados que el acto jurídico otorgado mediante este instrumento constituye o puede constituir una actividad vulnerable y que es o puede ser objeto de aviso ante la Secretaría de Hacienda y Crédito Público en términos del artículo diecisiete de la Ley Federal para la Prevención e Identificación de Operaciones con Recursos de Procedencia Ilícita, y que en caso de ser aplicable, ambas PARTES se obligan al cumplimiento cabal y a respetar el cumplimiento a la referida ley.
26.2
Acepta el ARRENDATARIO expresamente, que le queda prohibido el uso del INMUEBLE ARRENDADO para fines ilícitos y que para

Industrial Property Law, the violation of said confidentiality, will make effective the right of the LESSOR to exercise against each of the legal actions that it considers appropriate against the LESSEE.
25.2.3
The LESSEE will respond for the faithful fulfillment of the confidentiality obligation that by this CONTRACT they have assumed, being obliged to arrange the measures conducive so that their employees, advisers, representatives and/or agents observe the obligation of confidentiality subject matter of this instrument.

TWENTY-SIXTH. - ANTI-MONEY LAUNDERING

26.1
The PARTIES expressly declare that the source of the resources with which they have acquired the goods that will be the subject of this operation, and of the operations that derive from the execution of this CONTRACT, including the payment of the rent established in this CONTRACT, have been obtained from lawful sources, product of activities carried out within the framework of the law and that there is no connection between the origin, origin or destination of the LEASED PROPERTY or the products it generates and illicit activities or support to terrorist or criminal groups. They also declare that they are aware that the legal act granted by this instrument constitutes or may constitute a vulnerable activity and that it is or may be subject to notice before the Ministry of Finance and Public Credit in terms of article seventeen of the Federal Law for the Prevention and Identification of Operations with Resources of Illegal Origin, and that if applicable, both PARTIES are obliged to comply fully and respect compliance with the aforementioned law.
26.2
The LESSEE expressly accepts, that the use of the LEASED PROPERTY is prohibited for illicit purposes and that in the event that said LEASED PROPERTY, being leased by virtue of the validity of this CONTRACT, or by any of its extensions, was involved in a Procedure of Extinction of Domain, for reasons not attributable to the LESSOR, from this moment the LESSEE exempts the LESSOR from any el caso de que dicho INMUEBLE ARRENDADO, estando arrendado por virtud de la vigencia de este CONTRATO, o por alguna de sus prórrogas, se viese involucrado en un procedimiento de Extinción de Dominio, por causas no imputables al ARRENDADOR, desde este momento el ARRENDATARIO exonera al ARRENDADOR de cualquier responsabilidad legal, derivada del uso ilícito que se le hubiese dado o que se le estuviese dando al INMUEBLE ARRENDADO.
26.3
Acepta el ARRENDATARIO que si durante la vigencia de este CONTRATO, el INMUEBLE ARRENDADO objeto del mismo, fuese destinado por el propio ARRENDATARIO, y/o cualquiera de las personas físicas que la componen o que trabajen para la misma en el INMUEBLE ARRENDADO, para un fin que la autoridad competente estimase ilícito, y para el caso de que dicha autoridad o cualquier otra, por ese motivo, iniciare un procedimiento de Extinción de Dominio, respecto del INMUEBLE ARRENDADO, y al el ARRENDATARIO o a cualquiera de las personas físicas que la componen o que trabajen para la misma en el INMUEBLE ARRENDADO, se les considerará como la o los responsables, salvo prueba en contrario, del fin que se estime ilícito que se le hubiese dado a dicho INMUEBLE ARRENDADO durante la vigencia de este CONTRATO de arrendamiento y/o durante la ocupación del inmueble ARRENDADO por el ARRENDATARIO, este último exonera desde este momento de cualquier responsabilidad dentro del citado juicio, desde luego salvo prueba en contrario, tanto a el ARRENDADOR del INMUEBLE ARRENDADO como al agente o corredor inmobiliario que hubiese sido el intermediario entre el citado el ARRENDADOR y el ARRENDATARIO.
26.4
El ARRENDATARIO acepta que para el caso de que el INMUEBLE ARRENDADO se viese involucrado durante la vigencia de este CONTRATO de arrendamiento, en actos ilícitos, y éstos se estimasen responsabilidad del ARRENDATARIO, y derivado de ello, se iniciase un juicio de Extinción de Dominio, y por virtud de la sentencia dictada en el mismo, operase esa acción legal sobre dicho INMUEBLE ARRENDADO a favor del Estado, el ARRENDATARIO y/o su GARANTE CORPORATIVO se obligan legal responsibility, derived from the illegal use that had been given or that was being given to the LEASED PROPERTY.
26.3
The LESSEE accepts that if during the term of this CONTRACT, the LEASED PROPERTY object of the same, was destined by the LESSEE itself, and/or any of the persons that compose it or work for it in the LEASED PROPERTY, for a purpose that the competent authority deems it unlawful, and in the event that said authority or any other, for that reason, initiates a procedure of Extinction of Domain, with respect to the LEASED PROPERTY, and the LESSEE or any of the natural persons that compose it or work for the same in the LEASED PROPERTY, they will be considered as the person or persons responsible, unless proven otherwise, of the purpose that is deemed illicit that would have been given to said LEASED PROPERTY during the term of this Lease CONTRACT and/or during the occupation of the LEASED PROPERTY by the LESSOR, the latter exempts from this moment of any responsibility within the aforementioned trial, of course unless proven otherwise, both to the LESSOR of the LEASED PROPERTY as the real estate agent or broker that would have been the intermediary between the aforementioned the LESSOR and the LESSEE.
26.4
The LESSEE accepts that in the event that the LEASED PROPERTY is involved during the term of this Lease CONTRACT, in illegal acts, and these were deemed responsibility of the LESSEE, and as a result, a Domain Extinction trial was initiated, and by virtue of the sentence issued therein, that legal action on said LEASED PROPERTY be operated in favor of the State, the LESSEE and/or its CORPORATE GUARANTOR are hereby obliged to pay jointly or separately to the LESSOR, the total value of the LEASED PROPERTY, payment to be made as of the date on which the Termination of Domain has been definitively decreed in favor of the Mexican state, and to the detriment of the LESSOR or the owner. The price that will be taken into account to comply with this obligation, will be the value of the LEASED PROPERTY object of this CONTRACT in the real estate market at the time of payment.
26.5
If the LESSEE were an alleged perpetrator, party, or were directly or indirectly involved in the commission of a crime per the Law, concealed it and as a result, the authorities desde este momento, a pagar en forma conjunta o por separado al ARRENDADOR, el valor total del INMUEBLE ARRENDADO, pago que se deberá realizar a partir de la fecha en que se haya decretado en forma definitiva la Extinción de Dominio a favor del estado Mexicano, y en perjuicio de el ARRENDADOR o del propietario. El precio que se tomará en cuenta para cumplir con esta obligación será el valor que tenga el INMUEBLE ARRENDADO objeto de este CONTRATO en el mercado inmobiliario al momento del pago.
26.5
Si el ARRENDATARIO fuese un presunto responsable, parte o se viese involucrado directa o indirectamente, en la comisión de un delito conforme a la Ley, lo ocultase y en consecuencia, las autoridades aseguraran el INMUEBLE ARRENDADO en detrimento y/o perjuicio del ARRENDADOR, el ARRENDATARIO se obliga a: Indemnizar y sacar en paz y a salvo al ARRENDADOR para el caso de que, por cualquier causa ajena al ARRENDADOR, procediese la extinción del dominio respecto del INMUEBLE ARRENDADO.
26.6
Las PARTES acuerdan que será causa de rescisión del CONTRATO, imputable al ARRENDATARIO, cualquier pesquisa, y/o el solo hecho de que la propiedad sea resguardada, relacionada, investigada o asegurada por cualquier autoridad derivado de la sospecha o comprobación de la comisión de delitos consumados o intentados dentro o fuera del INMUEBLE ARRENDADO, cometidos por cualquier tercero ajeno al ARRENDADOR, incluyendo, mas no limitado a actos cometidos o imputados al ARRENDATARIO, GARANTE o a cualquier persona a la que el ARRENDATARIO o el GARANTE le haya permitido la entrada al INMUEBLE ARRENDADO, de los cuales se mencionan entre otros de manera enunciativa más no limitativa los siguientes: delitos contra la salud, narcotráfico, secuestro, robo, robo de vehículos, trata de personas, etc.
26.7
El ARRENDATARIO libera expresamente y en forma irrevocable al ARRENDADOR de toda responsabilidad en la que pudiera verse involucrado, derivado de actos previstos secured the LEASED PROPERTY in detriment and/or perjury, the LESSEE is obliged to: Compensate and remove the LESSOR in peace and safe in case that for any reason beyond the LESSOR, the extinction of domain proceeds regarding the LEASED PROPERTY.
26.6
The PARTIES agree that it will be cause for rescission of the CONTRACT, attributable to the LESSEE, any investigation, and/or the sole fact that the property is protected, related, investigated or insured by any authority derived from the suspicion or verification of the commission of crimes consummated or attempted inside or outside the property, committed by any third party outside the LESSOR, including, but not limited to acts committed or imputed to the LESSEE, GUARANTOR or any person to whom the LESSEE or the GUARANTOR has allowed him to enter the LEASED PROPERTY, of which the following are mentioned, among others, but not limited to: crimes against health, drug trafficking, kidnapping, theft, vehicle theft, human trafficking, etc.
26.7
The LESSEE expressly and irrevocably releases the LESSOR from any responsibility in which he may be involved, derived from acts provided for in the NATIONAL DOMAIN EXTINCTION LAW.

dentro de la LEY NACIONAL DE EXTINCION DE DOMINIO.

VIGÉSIMA SÉPTIMA. - MODIFICACIONES

27.1
Este CONTRATO no podrá ser modificado en forma oral ni en ninguna otra forma que no sea por medio de convenio escrito debidamente firmado por los representantes de las PARTES.

VIGÉSIMA OCTAVA. - ANEXOS

28.1
Los documentos que se agregan a este CONTRATO como anexos, forman parte integrante del mismo y se encuentran firmados por las PARTES como prueba de esta circunstancia.
28.2
En este sentido, las PARTES entienden y reconocen, como parte del presente CONTRATO:

•
Anexo “A”.- Layout
•
Anexo “B”.- Uso de suelo
•
Anexo “C”.- Alcance los trabajos
•
Anexo “D”.- Certificado de Entrega Substancial.
•
Anexo “E”.- Garantía Absoluta de Arrendamiento

VIGÉSIMA NOVENA. - RESPONSABILIDADES LABORALES

29.1
El ARRENDATARIO declara que toda vez que hará uso del INMUEBLE ARRENDADO para el establecimiento de una empresa, toda la responsabilidad laboral que se derive de la misma, será única y exclusivamente a cargo del ARRENDATARIO, incluyendo en forma enunciativa más no limitativa, las indemnizaciones de todo el personal que trabaje en dicha empresa, ya sea sindicalizado o no, de confianza, temporal u otros, así como los pagos de cuotas al Instituto Mexicano del Seguro Social, el pago de impuestos federales, estatales o municipales, el pago de las cuotas sindicales y otros costos o cargos que pudieran derivarse de sus relaciones laborales.

TWENTY-SEVENTH. - AMENDMENTS

27.1
This CONTRACT may not be orally modified, nor in any other way other than a written agreement duly undersigned by the legal representatives of the PARTIES hereto.

TWENTY-EIGHTH. - EXHIBITS

28.1
The documents attached to this CONTRACT as exhibits form an integral part thereof and are undersigned by the PARTIES as evidence of this circumstance.
28.2
In this regard, the PARTIES understand and recognize, as part of this CONTRACT:

•
Exhibit “A”.- Layout
•
Exhibit “B”.- Land Use Document
•
Exhibit “C”.- Scope of Works
•
Exhibit “D”.- Certificate of Substantial Delivery.
•
Exhibit “E”.- Absolute Lease Guaranty

TWENTY-NINTH. - LABOR LIABILITY

29.1
LESSEE represents that since it shall use the LEASED PROPERTY to establish a company, any labor liability arising out of the same shall be the sole and exclusive responsibility of LESSEE, including without limitation, indemnifications paid to all the employees working for said company, whether they form part of a union or not, temporary or other employees, as well as the fees paid to the Mexican Social Security Institute, payments of federal, state or municipal taxes, payment of union fees and other costs or fees that could derive from its labor relationship.

TRIGÉSIMA. - CERTIFICADOS DEL ARRENDATARIO

30.1
El ARRENDATARIO entregará dentro de los 10 (Diez) días siguientes a la solicitud por escrito que presente el ARRENDADOR, un certificado dirigido a la parte designada en dicha solicitud, en el formato entregado, por virtud del cual certifique que el presente CONTRATO no ha sido modificado y se encuentra vigente y surtiendo plenos efectos (o señalando las modificaciones vigentes en ese momento), que no existen defensas o compensaciones contra el mismo (o señalando aquéllas reclamadas), las fechas en las que la Renta ha sido pagada, así como cualquier otra información que le sea razonablemente solicitada. El ARRENDATARIO asimismo acuerda que dentro de los 10 (Diez) días siguientes a la fecha de la solicitud presentada por el ARRENDADOR para tal efecto, entregará al ARRENDADOR los estados financieros anuales del año fiscal más reciente del ARRENDATARIO, conteniendo información exacta, auditados o no auditados, según se encuentren disponibles en las fechas solicitadas, según se requiera de conformidad con las leyes aplicables.

TRIGÉSIMA PRIMERA. - IDIOMA

31.1
Este CONTRATO se celebra en el idioma inglés y español. Las PARTES acuerdan de que, en caso de litigio, interpretación o de disputa entre los dos textos, la versión en español prevalecerá.

TRIGÉSIMA SEGUNDA.-LEY APLICABLE Y COMPETENCIA

32.1
En caso de cualquier controversia derivada de este CONTRATO, las PARTES expresamente se someten a las leyes aplicables del Estado de Baja California, y a los tribunales competentes de la Ciudad de Tijuana, Baja California, México, renunciando en forma expresa a cualquier fuero que pudiera corresponderles en razón a sus domicilios presentes o futuros o por cualquier otra razón.

THIRTIETH. - ESTOPPEL CERTIFICATES

30.1
LESSEE shall deliver, within 10 (Ten) days after LESSOR's written request therefor, a certificate to the party designated in such request, in the form supplied, certifying that this Agreement is unmodified and in full force and effect (or stating any modifications then in effect), that there are no defenses or offsets thereto (or stating those claimed), the dates on which the Rent has been paid, and as to any other information reasonably requested. LESSEE further agrees that, within 10 (Ten) days after LESSOR's request therefor, it shall deliver to LESSOR accurate annual financial statements for LESSEE’s most recent fiscal year, audited or unaudited, as available on the dates requested, as required under the applicable laws.

THIRTY-FIRST. - LANGUAGE

31.1
This agreement is entered in English and Spanish versions. The PARTIES agree that for purposes of interpretation or in the event of any conflict, the Spanish version shall prevail.

THIRTY-SECOND. - APPLICABLE LAW AND JURISDICTION

32.1
In case of any controversies arising from this CONTRACT, the PARTIES expressly agree to subject to the applicable laws of the State of Baja California, Mexico, and the competent courts of the City of Tijuana, Baja California , Mexico expressly waiving any other venue which could correspond to them due to their present or future addresses, or due to any other reason.

En consecuencia, de lo anterior, las PARTES celebran y firman este CONTRATO en la fecha y lugares indicados a continuación.

“Arrendador” / “Lessor”

FRACCIONADORA RESIDENCIAL HACIENDA AGUA CALIENTE, S. DE R.L. DE C.V.

/s/ Ing. Christian Alejandro Carrillo Fregoso

Por/By: Ing. Christian Alejandro Carrillo Fregoso

Lugar/Place: Tijuana, B.C, México

Fecha/Date: 17 de junio 2022

Testigo / Witness

Consequently, due to the foregoing, the PARTIES execute and undersign this CONTRACT on the date and places provided below.

“Arrendatario” / “Lessee”

BAJA FUR, S.A. DE C.V.

/s/ Oswaldo Alberto Díaz Herrera

Por/By: Oswaldo Alberto Díaz Herrera

Lugar/Place: Tijuana, B.C, México

Fecha/Date: 17 de junio 2022

Testigo / Witness